AUSTIN GLOBAL EQUITY FUND

                                  PROSPECTUS

                                AUGUST 1, 2005

             AUSTIN GLOBAL EQUITY FUND SEEKS CAPITAL APPRECIATION
             BY INVESTING PRIMARILY IN A PORTFOLIO OF COMMON STOCK
                 AND SECURITIES CONVERTIBLE INTO COMMON STOCK.

             THE FUND DOES NOT PAY RULE 12B-1 (DISTRIBUTION) FEES.

    The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                              TABLE OF CONTENTS



              RISK/RETURN SUMMARY                               2

                      Investment Objective                      2
                      Principal Investment Strategies           2
                      Principal Investment Risks                3
                      Who May Want to Invest in the Fund        5

              PERFORMANCE                                       6

              FEE TABLE                                         8

              MANAGEMENT                                        9

                      The Adviser                               9
                      Portfolio Managers                        9
                      Other Service Providers                   9
                      Fund Expenses                             9

              YOUR ACCOUNT                                     10

                      How to Contact the Fund                  10
                      General Information                      10
                      Buying Shares                            11
                      Selling Shares                           15
                      Exchange Privileges                      17
                      Retirement Accounts                      18

              OTHER INFORMATION                                19

                      Distributions                            19
                      Taxes                                    19
                      Organization                             20

              FINANCIAL HIGHLIGHTS                             21

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

Austin Global Equity Fund (the "Fund") seeks capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock.

PRINCIPAL INVESTMENT STRATEGIES


The Fund's investment adviser (the "Adviser") studies political and economic developments in various countries to identify those countries that offer the best investment opportunities. Under normal circumstances, the Fund invests at least 80% of the value of its net assets and borrowings in equity securities including common stock (including ADRs) and securities convertible into common stock of companies based in the United States and worldwide ("80% Policy"). The Fund must provide shareholders with 60 days prior written notice if it decreases the percentage limitations associated with its 80% Policy. Currently, the Fund invests primarily in the securities of companies based in the United States, Europe, Japan and the Pacific Basin. The Fund invests principally in equity securities of companies that have above average earnings or revenue growth and/or appreciation potential in the price of the stock. The Fund also invests in companies that are experiencing growth but whose growth has not been recognized by the market.


 CONCEPTS TO UNDERSTAND
 COMMON STOCK means an equity or ownership interest in a company.
 CONVERTIBLE SECURITY means a security such as a preferred stock or bond that may be converted into a specified number of shares of common stock.
 AMERICAN DEPOSITARY RECEIPT ("ADR") means a receipt for shares of a foreign-based company held by a U.S. bank that entitles the holder to all dividends.

THE ADVISER'S PROCESS First, the Adviser studies the political and economic developments in various foreign countries in order to determine which countries offer the best investment opportunities. The Adviser focuses on, among other things, gross domestic product, interest rate movements, employment costs, earnings trends, currency fluctuations, changes in governmental policy and leadership and the laws and taxes relating to foreign investors. Currently, the Adviser invests primarily in the securities of companies located in the United States, Europe, Japan and the Pacific Basin.

The Adviser relies primarily on fundamental analyses of prospective companies to identify those companies with above average growth and/or appreciation potential. The Adviser also uses fundamental analyses to identify companies that are experiencing growth but whose growth has not been recognized by the market.

The Adviser may invest in ADRs, which are negotiable certificates issued by U.S. depository banks and represent an ownership interest in shares of non-U.S. companies held by such banks. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the U.S. Securities and Exchange Commission (the "SEC").

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with transactions and dividends being in U.S. dollars and annual reports and shareholder literature printed in English.

The Adviser monitors the companies in the Fund's portfolio to determine if there have been any fundamental changes in the companies. The Adviser may sell a security if:

   . The underlying company experiences a decline in financial condition
   . The underlying company experiences a significant erosion in profitability, earnings or cash flow
   . The stock is overvalued compared to its fundamentals
   . The Fund's holding of a stock is overweighted compared to other holdings
   . There are negative trends in inflation, recession or interest rates


INVESTMENT POLICIES Under normal circumstances, the Fund invests primarily in the common stock (including ADRs) and convertible securities of issuers located in the United States and worldwide. Currently, the Fund limits its investments in any one country or in securities denominated in any one currency to 25% of its total assets. This limitation does not apply to the securities of U.S. issuers or securities denominated in the U.S. dollar.


TEMPORARY DEFENSIVE MEASURES In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments. When investing for temporary defensive purposes, the Fund may not achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

GENERAL RISKS An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's net asset value, yield and total return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of a security's value. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not by itself a complete or balanced investment program.

You could lose money on your investment in the Fund or the Fund could underperform other investments. The principal risks of an investment in the Fund include:

   . The U.S. or foreign stock markets go down
   . The stock market does not recognize the growth potential of the stocks in the Fund's portfolio
   . The Adviser may make poor investment decisions

RISKS OF FOREIGN SECURITIES Because the Fund invests in foreign securities, an investment in the Fund may have the following additional risks:

   . Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies denominated in U.S. dollars because foreign markets may be smaller and less liquid than U.S. markets
   . There may not be sufficient public information regarding foreign issuers and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards as are U.S. companies

 CONCEPTS TO UNDERSTAND
 FUNDAMENTAL ANALYSIS means the analysis of a company's financial condition to forecast the probable future value of its stock price. This analysis includes review of a company's balance sheet and income statement, asset history, earnings history, product or service development and management productivity. GROSS DOMESTIC PRODUCT means the value of a country's goods and services produced during a certain period of time, usually one year.

   . Political and economic instability abroad may adversely affect the operations of foreign issuers and the value of their securities
   . Changes in foreign tax laws, exchange controls and policies on nationalization and expropriation also may affect the operations of foreign issuers and the value of their securities
   . Fluctuations in currency exchange rates and currency transfer restrictions may adversely affect the value of foreign securities, which are determined or quoted in currencies other than the U.S. dollar
   . Foreign securities and their markets may be less liquid than U.S. markets . Foreign securities and their issuers are not subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation
   . Foreign security registration, custody and settlement may be subject to delays or other operational and administrative problems
   . Certain foreign brokerage commissions and custody fees may be higher than those in the U.S.
   . Dividends receivable on the foreign securities contained in the Fund's portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Fund's shareholders
   . The Fund is subject to the risk of market timing activities because of price differentials that may be reflected in the net asset value of the Fund's shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund's calculation of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund's shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing

Certain of these risks may be greater for investments in issuers located in emerging or developing markets. These markets may be undercapitalized, may have underdeveloped legal and financial systems or may have less stable currencies as compared with markets of developed countries.




RISKS OF SMALL AND MID-SIZED CAPITALIZATION ISSUERS To the extent that a Fund invests in companies with small or mid-size capitalizations, an investment in the Fund can have more risk than investing in larger, more established companies. An investment in a Fund may have the following additional risks:



   . Analysts and other investors typically follow these companies less actively and therefore information about these companies is not always readily available


   . Securities of many smaller companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies


   . Changes in the value of smaller company stocks may not mirror the fluctuation of the general market


   . More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks.



For these and other reasons, the prices of small and mid-size capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:

   . Are willing to tolerate risks inherent in investing in foreign markets
   . Are willing to tolerate significant changes in the value of your investment . Are pursuing a long-term goal
   . Are willing to accept higher short-term risk

The Fund may NOT be appropriate for you if you:

   . Want an investment that pursues market trends or focuses only on particular sectors or industries
   . Need regular income or stability of principal
   . Are pursuing a short-term goal or investing emergency reserves

PORTFOLIO HOLDINGS A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information ("SAI").

PERFORMANCE

The following chart and table illustrate the variability of the Fund's returns. The chart and the table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's returns compare to a broad measure of market performance.

PERFORMANCE INFORMATION (BEFORE AND AFTER TAXES) REPRESENTS ONLY PAST PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

The following chart shows the Fund's annual total return for the last ten calendar years.

                                    [CHART]

  1995   1996    1997     1998    1999     2000    2001     2002   2003   2004
  ----   ----    ----     ----    ----     ----    ----     ----   ----   ----
 22.62% 14.53%  23.93%   22.90%  55.89%  -22.07% -21.78%   -18.28% 34.28% 20.76%


   The calendar year-to-date total return as of June 30, 2005 was 4.40%.

The Fund's total return calculation includes proceeds received on November 26, 2003 from a non-recurring litigation settlement. Without this payment total return for the year ended December 31, 2003 would have been 32.99%

During the periods shown in the chart, the highest quarterly return was 45.98% (for the quarter ended December 31, 1999) and the lowest quarterly return was -17.23 % (for the quarter ended September 30, 2002).

The following table compares the Fund's average annual total return, average annual total return (after taxes on distributions), and average annual total return (after taxes on distributions and sale of Fund shares) as of December 31, 2004 to the Morgan Stanley Capital International World Index ("MSCI World Index").

AUSTIN GLOBAL EQUITY FUND                                   1 YEAR 5 YEARS 10 YEARS
Return Before Taxes                                         20.76% -4.18%   10.42%
Return After Taxes on Distributions                         20.73% -4.73%    9.36%
Return After Taxes on Distributions and Sale of Fund Shares 13.80% -3.73%    8.72%
-----------------------------------------------------------------------------------
MSCI World Index                                            14.72% -2.45%    8.09%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The MSCI World Index is a market index of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The MSCI World Index is unmanaged and reflects the reinvestment of dividends. Unlike the performance figures of the Fund, the MSCI World Index's performance does not reflect the effect of fund expenses, such as legal, audit and other service provider fees.

FEE TABLE

The following tables describe the various fees and expenses that you will pay if you invest in the Fund.

                SHAREHOLDER FEES
                (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                Maximum Sales (Load) Imposed on Purchases   None
                Maximum Sales (Load) Imposed on Reinvested
                 Distributions                              None
                Maximum Deferred Sales Charge (Load)        None
                Redemption Fee/(1)/                        1.00%
                Exchange Fee/(1)/                          1.00%

/(1)/Shares redeemed or exchanged within 180 days of purchase will be charged a 1.00% fee.


                   ANNUAL FUND OPERATING EXPENSES/(2)/
                   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                   Management Fees/(3)/                   1.50%
                   Distribution (12b-1) Fees               None
                   Other Expenses
                     Service Provider Fees                0.69%
                     Legal and Audit Fees                 0.13%
                     Miscellaneous Fees                   0.20%
                   TOTAL ANNUAL FUND OPERATING EXPENSES   2.52%


/(2)/Based on amounts incurred during the Fund's fiscal year ended March 31,
     2005 stated as a percentage of average daily net assets.
/(3)/The management fee is one of the highest paid by any mutual fund with global oriented investments.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that the Fund's Total Annual Fund Operating Expenses remain as stated in the above table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                         $255   $785   $1,340   $2,856

                                                                     MANAGEMENT

The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and of the Fund is managed under the direction of the Board of Trustees (the "Board"). The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the SAI.

THE ADVISER

The Adviser is Austin Investment Management, Inc., 70 East 55th Street, 8th Floor, New York, New York 10022. The Adviser is a privately owned company controlled by Peter Vlachos.

Subject to the general control of the Board, the Adviser makes investment decisions for the Fund. The Adviser receives an advisory fee at an annual rate of 1.50% of the average daily net assets of the Fund. For the fiscal year ended March 31, 2005, the Adviser received the full fee. The investment advisory fee is one of the highest paid by any mutual fund with global oriented investments.

A discussion summarizing the basis on which the Board most recently approved the continuation of the Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund will be included in the Fund's semi-annual report for the six months ended September 30, 2005, and is currently available in the SAI.


As of June 30, 2005, the Adviser had approximately $258 million in assets under management.


PORTFOLIO MANAGERS


PETER VLACHOS, President of the Adviser and Co-Portfolio Manager of the Fund, has been responsible for the day-to-day management of the Fund since its inception in 1995. Mr. Vlachos has more than 32 years of experience in the investment industry and, prior to his association with the Adviser in 1989, was a portfolio manager at Neuberger & Berman, Inc.



DAVID RAPPA, Co-Portfolio Manager for the Fund, has served as both an analyst and portfolio manager of the Adviser for the duration of his tenure with the Adviser since 1997. Mr. Rappa received his BA from Georgetown University in International Business and Finance.



Mr. Vlachos and Mr. Rappa share equal responsibility in all respects for management of the Fund's portfolio investments.


The Fund's SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager and each Portfolio Manager's ownership of securities in the Fund.

OTHER SERVICE PROVIDERS


Citigroup Fund Services, LLC ("Citigroup"), provides certain administration, portfolio accounting and transfer agency services to the Fund.



Foreside Fund Services, LLC, the Fund's principal underwriter (the "Distributor") acts as the Fund's representative in connection with the offering of Fund shares. The Distributor is not affiliated with the Adviser or with Citigroup or its affiliated companies.


FUND EXPENSES

The Fund pays for its own expenses. The Fund's expenses consist of its own expenses as well as Trust expenses that are allocated among the Fund and the other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and reimburse certain expenses of the Fund. Any fee waiver or expense reimbursement increases the Fund's performance for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

YOUR ACCOUNT

 HOW TO CONTACT THE FUND
 WRITE TO US AT:
   Austin Global Equity Fund
   P.O. Box 446
   Portland, Maine 04112
 OVERNIGHT ADDRESS:
   Austin Global Equity Fund
   Two Portland Square
   Portland, Maine 04101
 TELEPHONE US AT:
   (800) 754-8759 (Toll Free)
 WIRE INVESTMENTS (OR ACH PAYMENTS) TO:
   Citibank, N.A.
   New York, New York
   ABA #021000089
   FOR CREDIT TO:

   Citigroup Fund Services, LLC

   Account # 30576692
   Austin Global Equity Fund
   (Your Name)
   (Your Account Number)

GENERAL INFORMATION

You may purchase or sell (redeem) the Fund's shares on each weekday that the New York Stock Exchange is open. Under unusual circumstances, the Fund may accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.


You may purchase or sell (redeem) the Fund's shares at the net asset value of a share ("NAV"), minus any applicable redemption fee, next calculated after the transfer agent or other authorized agent receives your request in proper form (as described in this Prospectus on pages 11 through 18). For instance, if the transfer agent receives your purchase request in proper form after 4:00 p.m., Eastern time, your transaction will be priced at the next business day's NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.


The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive monthly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.

The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.

WHEN AND HOW NAV IS DETERMINED The Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, the Fund may accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers. The time at which the NAV is calculated may change in case of an emergency.

The Fund's NAV is determined by taking the market value of the Fund's total assets, subtracting liabilities and then dividing the result (net assets) by the number of the Fund's shares outstanding. Since the Fund invests in securities that may trade on foreign securities markets on days other than a Fund business day, the value of the Fund's portfolio may change on days on which shareholders will not be able to purchase or redeem Fund shares.

The Fund values securities for which market quotations are readily available at current market value (other than certain short-term securities which are valued at amortized cost). The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values available are unreliable. Market quotations may not be readily available or may be unreliable if, among other things, (1) the exchange on which a Fund's security is principally traded closes early; (2) trading in a portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV, or (3) events occur after the close of the securities markets on which each Fund's portfolio securities primarily trade but before the time as of which each Fund calculates its NAV.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event - thus alleviating arbitraging opportunities. The Fund may use fair value pricing more frequently for securities primarily traded in foreign securities markets because, among other things, most foreign securities markets close before the Fund values its securities. The earlier close of those foreign securities markets gives rise to the possibility that significant events may have occurred in the interim. Fair value pricing is based on subjective factors and, as a result, the fair value price for a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different from those of the Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions also may provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

The Adviser may enter into arrangements with financial institutions whereby the Adviser agrees to pay a financial institution for inclusion of the Fund on the financial institution's mutual fund "supermarket" platform.

ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Fund's overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in case of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, at the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If an order is rescinded or your account is liquidated due to perceived threatening conduct or suspected fraudulent or illegal activity, you will not be able to recoup any sales charges or redemption fees assessed. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be made by check, ACH or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Fund's anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check).

   CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "Austin Global

   Equity Fund" or to one or more owners of the account and endorsed to "Austin Global Equity Fund." For all other accounts, the check must be made payable on its face to "Austin Global Equity Fund." A $20 charge may be imposed on any returned checks.

   ACH Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which allows financial institutions to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

   WIRES Instruct the U.S. financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The Fund accepts investments in the following minimum amounts:


                                 MINIMUM INITIAL MINIMUM ADDITIONAL
                                   INVESTMENT        INVESTMENT
            Standard Accounts        $2,500            $1,000
            Traditional and Roth
             IRA Accounts            $2,000            $1,000
            Accounts with
             Systematic
             Investment Plans          $250              $250

ACCOUNT REQUIREMENTS

                        TYPE OF ACCOUNT                                                  REQUIREMENT
INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS              .Instructions must be signed by all persons required to sign
Individual accounts are owned by one person, as are sole         exactly as their names appear on the account
proprietorship accounts. Joint accounts have two or more owners
(tenants)
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)                      .Depending on state laws, you can set up a custodial account
These custodial accounts provide a way to give money to a child  under the UGMA or the UTMA
and obtain tax benefits                                         .The custodian must sign instructions in a manner indicating custodial capacity
BUSINESS ENTITIES                                               .Submit a secretary's (or similar) certificate covering
                                                                 incumbency and authority
TRUSTS                                                          .The trust must be established before an account can be opened
                                                                .Provide the first and signature pages from the trust document identifying the trustees

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any sales charges or redemption fees assessed.

The Fund may reject your application under the Trust's Anti-Money Laundering Program. Under this program, your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

LIMITATIONS ON FREQUENT PURCHASES The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund, such as by traders selling short-term profits from market

INVESTMENT PROCEDURES

                    HOW TO OPEN AN ACCOUNT                                        HOW TO ADD TO YOUR ACCOUNT
BY CHECK                                                        BY CHECK
..Call or write us for an account application                    .Fill out an investment slip from a confirmation or write us a
..Complete the application (and other required documents)         letter
..Mail us your application (and other required documents) and a  .Write your account number on your check
 check                                                          .Mail us the slip (or your letter) and the check
BY WIRE                                                         BY WIRE
..Call or write us for an account application                    .Call to notify us of your incoming wire
..Complete the application (and other required documents)        .Instruct your financial institution to wire your money to us
..Call us to fax the completed application (and other required documents) and we will assign you an account number
..Mail us your original application (and other required
 documents)
..Instruct your financial institution to wire your money to us
BY ACH PAYMENT                                                  BY SYSTEMATIC INVESTMENT
..Call or write us for an account application                    .Complete the systematic investment section of the application
..Complete the application (and other required documents)        .Attach a voided check to your application
..Call us to fax the completed application (and other required   .Mail us the completed application and voided check
 documents) and we will assign you an account number            .We will electronically debit the purchase amount from the
..Mail us your original application (and other required           financial institution account identified in your account
 documents)                                                      application
..We will electronically debit the purchase amount from the
 financial institution account identified in your account
 application account

momentum, time-zone arbitrage and other timing strategies, may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel (within one business day), restrict, or reject without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemption. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

In addition, the sale of Fund shares is subject to a redemption fee of 1.00% of the current NAV of shares redeemed for any sale of shares made within 180 days from the date of purchase. See "Selling Shares - Redemption Fee" for additional information.

The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations.

The Fund is subject to the risk of market timing activities because of price differentials that may be reflected in the net asset value of the Fund's shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund's calculation of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares.

SYSTEMATIC INVESTMENTS You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your account at your designated financial institution by ACH payment. Systematic investments must be for at least $250.

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase due to nonpayment.

SELLING SHARES

The Fund processes redemption orders promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

                      HOW TO SELL SHARES FROM YOUR ACCOUNT

         BY MAIL
         .Prepare a written request including:
         .   Your name(s) and signature(s)
         .   Your account number
         .   The Fund name
         .   The dollar amount or number of shares you want to
             sell
         .   How and where to send the redemption proceeds
         .Obtain a signature guarantee (if required)
         .Obtain other documentation (if required)
         .Mail us your request and documentation
         BY WIRE
         .Wire redemptions are only available if your redemption is for $5,000 or more and you did not decline wire
          redemption privileges on your account application
         .Call us with your request (unless you declined telephone
          redemption privileges on your account application) (See
          "By Telephone") OR
         .Mail us your request (See "By Mail")
         BY TELEPHONE
         .Call us with your request (unless you declined telephone
          redemption privileges on your account application)
         .Provide the following information:
         .   Your account number
         .   Exact name(s) in which the account is registered
         .   Additional form of identification
         .Redemption proceeds will be:
         .   Mailed to you OR
         .   Wired to you (unless you declined wire redemption
             privileges on your account application) (See "By
             Wire")
         SYSTEMATICALLY
         .Complete the systematic withdrawal section of the
          application
         .Attach a voided check to your application
         .Mail us your completed application
         .Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

WIRE REDEMPTION PRIVILEGES You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated account at a financial institution by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:

   . Written requests to redeem $100,000 or more
   . Changes to a shareholder's record name
   . Redemptions from an account for which the address or account registration has changed within the last 30 days
   . Sending redemption and distribution proceeds to any person, address or financial institution account not on record
   . Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account
   . Adding or changing ACH or wire instructions, telephone redemption or exchange options or any other election in connection with your account

The transfer agent reserves the right to require signature guarantees on all redemptions.


REDEMPTION FEE If you redeem your shares within 180 days of purchase, you will be charged a redemption fee of 1.00% of the NAV of shares redeemed. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account.



No redemption fee will be assessed on redemptions of shares by certain omnibus and/or financial intermediary accounts held with the Fund's transfer agent if the omnibus or intermediary account holder has agreed in writing to assess and collect redemption fees for the Fund with respect to redemptions made in underlying customer accounts. Certain financial intermediaries that collect a redemption fee on behalf of the Fund may not recognize one or more of the exceptions to the redemption fee listed above or may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a financial intermediary should contact the intermediary or refer to the customer's account agreement or plan document for information about how the redemption fee for transactions for the intermediary's omnibus account or the customer's account is treated and about the availability of exceptions to the imposition of the redemption fee.



The Fund reserves the right to waive redemption fees, withdraw exceptions, or otherwise modify the terms of or terminate the redemption fee at its discretion at any time, to the extent permitted by law.



To be entitled to an exception to the imposition of a redemption fee, you must request the exception at the time the redemption request is made. The Fund may require appropriate documentation of a redemption's eligibility for exemption from application of the redemption fee.




SMALL ACCOUNTS If the value of your account falls below $1,000 ($500 for IRAs), the Fund may ask you to increase your balance. If the account value is still below $1,000 ($500 for IRAs) after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value. The Fund will not assess a redemption fee on shares involuntarily redeemed due to low account balances.

REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).

LOST ACCOUNTS The transfer agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable on two or more occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled.

EXCHANGE PRIVILEGES


You may exchange your Fund shares for shares of another fund of the Trust. For a list of funds available for exchange, you may call the transfer agent. If you exchange into a fund that imposes a sales charge, you will have to pay that fund's sales charge at the time of the exchange (see "Selling Shares - Redemption Fee"). An exchange is a sale and purchase of shares and may have tax consequences. If you exchange your shares within 180 days of purchase, you will be charged an exchange fee of 1.00% of the NAV of shares exchanged. However, the exchange fee will not apply to shares exchanged after 180 days from the date of purchase. To calculate exchange fees, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the exchange will be compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the fee at any time. The Fund reserves the right to refuse any exchange request particularly requests that could adversely affect the Fund or its operations.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges, but the Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone exchange privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

                                HOW TO EXCHANGE

           BY MAIL
           .Prepare a written request including:
           .   Your name(s) and signature(s)
           .   Your account number
           .   The names of each fund you are exchanging
           .   The dollar amount or number of shares you want to
               sell (and exchange)
           .Open a new account and complete an account application
            if you are requesting different shareholder privileges .Obtain a signature guarantee (if required)
           .Mail us your request and documentation
           BY TELEPHONE
           .Call us with your request (unless you declined telephone
            exchange privileges on your account application) .Provide the following information:
           .   Your account number
           .   Exact name(s) in which account is registered
           .   Additional form of identification


RETIREMENT ACCOUNTS

The Fund offers IRA accounts, including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. When making an investment in an IRA, be sure to indicate the year for which the contribution is made.

                                                              OTHER INFORMATION


DISTRIBUTIONS

The Fund declares distributions from net investment income and pays those distributions annually. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund operates in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund's distributions, regardless of whether you reinvest them or receive them in cash. The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. The Fund's distributions of long-term capital gain (if any), are taxable to you as long-term capital gain, regardless of how long you have held your shares. Generally, the Fund's distributions will consist primarily of long-term capital gain. Distributions may also be subject to state and local taxes.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal income tax rate of 15% (5% for individuals in lower tax brackets) through 2008. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder.

Distributions of capital gain and distributions of net investment income reduce the NAV of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange.

The Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries cannot be determined. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election, you will be required to (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund, (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against Federal income taxes. You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by the Fund.

ORGANIZATION

The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

                                                           FINANCIAL HIGHLIGHTS


The following table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. Total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all distributions). This information has been derived from the Fund's financial statements for the year ended March 31, 2005, which have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm. The Fund's financial statements and the auditor's report for the fiscal year ended March 31, 2005 are included in the Annual Report dated March 31, 2005, which is available upon request, without charge.


                                                                            YEAR ENDED MARCH 31,
                                                              2005          2004        2003      2002      2001
SELECTED DATA FOR A SINGLE SHARE
Beginning Net Asset Value Per Share                        $16.48        $10.59        $14.42    $15.10    $27.96
                                                          -------       -------       -------   -------   -------
Investment Operations:
  Net investment income (loss)                              (0.13)        (0.08)        (0.05)    (0.13)    (0.18)
  Net realized and unrealized gain (loss) on investments     2.95          5.92         (3.80)    (0.50)   (10.67)
                                                          -------       -------       -------   -------   -------
Total from Investment Operations                             2.82          5.84         (3.85)    (0.63)   (10.85)
                                                          -------       -------       -------   -------   -------
Less Distributions:
  From net investment income                                (0.15)           --            --        --        --
  From net realized capital gain on investments                --            --            --     (0.10)    (2.01)
                                                          -------       -------       -------   -------   -------
Total Distributions                                         (0.15)           --            --     (0.10)    (2.01)
                                                          -------       -------       -------   -------   -------
  Redemption Fee/(a)/                                          --/(b)/     0.05          0.02      0.05        --
                                                          -------       -------       -------   -------   -------
Ending Net Asset Value Per Share                           $19.15        $16.48        $10.59    $14.42    $15.10
                                                          =======       =======       =======   =======   =======
OTHER INFORMATION
Total Return                                                17.13%/(c)/   55.62%/(d)/  (26.56)%   (3.85)%  (40.15)%
Net Assets at End of Period (in thousands)                $30,965       $26,617       $16,119   $27,698   $27,081
Ratios to Average Net Assets:
  Net investment income (loss)                              (0.76)%       (0.65)%       (0.34)%   (0.86)%   (0.89)%
  Net expenses                                               2.51%         2.55%         2.49%     2.34%     2.19%
  Gross expenses/(e)/                                        2.52%         2.55%         2.49%     2.34%     2.19%
Portfolio Turnover Rate                                        85%          72 %           33%       45%       60%


/(a)/Calculated based on average shares outstanding during the period.


/(b)/Less than $0.01 per share.


/(c)/The Fund's total return calculation includes Adviser reimbursements and gains incurred on the disposal of investments inconsistent with the Fund's nonfundamental investment policies. Excluding the effect of the net reimbursements from the Fund's ending net asset value per share, total return for the year ended March 31, 2005 would have been 17.06%.


/(d)/The Fund's total return calculation includes proceeds received on November
    26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. Excluding the effect of this payment from the Fund's ending net assets value per share, total return for the year ended March 31, 2004 would have been 54.20%. The Fund's total return calculation includes gains incurred on the disposal of investments inconsistent with the Fund's nonfundamental investment policies. Excluding the effect of this payment from the Fund's ending net asset value per share, total return for the year ended March 31, 2004 would have been 55.43%.


/(e)/Reflects the expense ratio excluding any fee waivers and/or expense reimbursements.
<

                             FOR MORE INFORMATION

                          ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund's investments is contained in the Fund's annual/semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")
 The SAI provides more detailed information about the Fund and is incorporated by reference into, and thus is a part of, this Prospectus.

                              CONTACTING THE FUND
You can get free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the
                                   Fund at:

                           AUSTIN GLOBAL EQUITY FUND
                                 P.O. Box 446
                             Portland, Maine 04112
                                (800) 754-8759

                              www.austininvest.com




                SECURITIES AND EXCHANGE COMMISSION INFORMATION
 You can also review the Fund's annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and
  Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

                             Public Reference Room
                      Securities and Exchange Commission
                          Washington, D.C. 20549-0102
                      E-mail address: publicinfo@sec.gov

 Fund information, including copies of the annual/semi-annual reports and the
            SAI, is available on the SEC's website at www.sec.gov.

                   Investment Company Act File No. 811-3023

STATEMENT OF ADDITIONAL INFORMATION
August 1, 2005

                                                       AUSTIN GLOBAL EQUITY FUND

INVESTMENT ADVISER:

Austin Investment Management, Inc.
70 East 55th Street, 8th Floor
New York, New York 10022

ACCOUNT INFORMATION AND
SHAREHOLDER SERVICES:


Citigroup Fund Services, LLC
P.O. Box 446
Portland, Maine 04112
(800) 754-8759



This Statement of Additional Information (the "SAI") supplements the Prospectus dated August 1, 2005, as may be amended from time to time, offering shares of Austin Global Equity Fund (the "Fund"), a separate series of Forum Funds, a registered, open-end management investment company (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

Financial Statements for the Fund for the year ended March 31, 2005, included in the Annual Report to shareholders, are incorporated into this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

GLOSSARY.......................................................................1

1. INVESTMENT POLICIES AND RISKS...............................................2

2. INVESTMENT LIMITATIONS......................................................9

3. MANAGEMENT.................................................................10

4. PORTFOLIO TRANSACTIONS.....................................................18

5. PURCHASE AND REDEMPTION INFORMATION........................................21

6. TAXATION...................................................................22

7. OTHER MATTERS..............................................................28

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS...............................A-1

APPENDIX B - MISCELLANEOUS TABLES............................................B-1

APPENDIX C - PROXY VOTING PROCEDURES.........................................C-1

GLOSSARY
--------------------------------------------------------------------------------

As used in this SAI, the following terms have the meanings listed.

"Accountant" means Citigroup.

"Administrator" means Citigroup.

"Adviser" means Austin Investment Management, Inc.

"Board" means the Board of Trustees of the Trust.


"Citigroup" means Citigroup Fund Services, LLC.


"Code" means the Internal Revenue Code of 1986, as amended.

"Custodian" means Citibank, N.A.


"Distributor" means Foreside Fund Services, LLC.


"Fitch" means Fitch Ratings.

"Fund" means Austin Global Equity Fund.

"Independent Trustee" means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

"IRS" means Internal Revenue Service.

"Moody's" means Moody's Investors Service.

"NRSRO" means a nationally recognized statistical rating organization.

"NAV" means net asset value per share.

"SAI" means Statement of Additional Information.

"SEC" means the U.S. Securities and Exchange Commission.

"S&P" means Standard & Poor's, a division of the McGraw Hill Companies.

"Transfer Agent" means Citigroup.

"Trust" means Forum Funds.

"U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

"1933 Act" means the Securities Act of 1933, as amended.

"1940 Act" means the Investment Company Act of 1940, as amended.

1. INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------

The Fund is a diversified series of the Trust. This section discusses in greater detail than the Fund's Prospectus certain investments that the Fund may make.

A.   SECURITY RATINGS INFORMATION

The Fund's investments in convertible securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Fund may only invest in: (1) convertible debt securities that are rated B or higher by Moody's or S&P at the time of purchase; and (2) preferred stock rated b or higher by Moody's or B or higher by S&P at the time of purchase. The Fund will limit its investment in convertible securities rated below BBB by S&P or bbb by Moody's to 10% of its total assets. The Fund may purchase unrated convertible securities if, at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Fund may purchase.

Moody's characterizes securities in the lowest permissible rating category as generally lacking characteristics of a desirable investment and by S&P as being predominantly speculative. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of convertible securities by several NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, the Adviser will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

B.   EQUITY SECURITIES

1.   COMMON AND PREFERRED STOCK

GENERAL. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

RISKS. The fundamental risk of investing in common and preferred stock is the possibility that the value of the stock might decrease. Stock values fluctuate in response either to the activities of an individual company or to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

2.   CONVERTIBLE SECURITIES

GENERAL. The Fund may invest up to 35% of its assets in convertible securities. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company's capital structure but are usually subordinate to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

RISKS. Investment in convertible securities generally entails less risk than an investment in the issuer's common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

The Fund will limit its investment in convertible securities rated below BBB by S&P or bbb by Moody's to 10% of its total assets. The Fund may purchase unrated convertible securities if, at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Fund may purchase. These securities are commonly referred to as "high yield securities" and are deemed to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are subject to specific risks that may not be present with investments of higher grade securities.

3.   WARRANTS

GENERAL. The Fund may invest up to 5% of the value of its total assets in warrants. Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

RISKS. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

4.   DEPOSITARY RECEIPTS

GENERAL. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company and are designed for use in U.S. securities markets. The Fund invests in depositary receipts in order to obtain exposure to foreign securities markets.

RISKS. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation either to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

C.   FOREIGN SECURITIES FORWARD CONTRACTS

1.   GENERAL

The Fund may conduct foreign currency exchange transactions either on a spot
(cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract ("forward contract") involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be "derivatives" -- financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Fund enters into forward contracts in order to "lock in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. The Fund does not intend to enter into forward contracts on a regular or continuing basis. The Fund will not have more than 25% of its total assets committed to forward contracts or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Portfolio's investment securities or other assets denominated in that currency.

If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

2.   RISKS

Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Adviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.

D.   OPTIONS AND FUTURES CONTRACTS

1.   GENERAL

The Fund may purchase or write (sell) put and call options to hedge against either a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. The Fund may purchase or write (sell) options on securities, currencies and stock indices. The Fund may also invest in stock index and foreign currency futures contracts and options on those contracts. The Fund may purchase put and call options written by others and may write covered calls. The Fund may not write puts on futures contracts and may only write covered put options on securities, foreign currencies and stock indices to effect closing transactions. The Fund may only invest in options that trade on an exchange or over-the-counter.

2.   OPTIONS AND FUTURES STRATEGIES

OPTIONS ON SECURITIES. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors, including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

OPTIONS ON INDICES. An index assigns relative values to the securities in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash and do not involve delivery of securities. Thus, upon exercise of index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the index.

OPTIONS ON FOREIGN CURRENCY. Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON FUTURES. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell a security or currency, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

FUTURES CONTRACTS AND INDEX FUTURES CONTRACTS. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security or a currency, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

3.   LIMITATIONS ON OPTIONS AND FUTURES TRANSACTIONS

The Fund will not sell futures contracts, buy put options and write call options if, as a result, more than 25% of the Fund's total assets would be hedged through the use of options and futures contracts. The Fund will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund's total assets. The Fund will not purchase call options if the value of option premiums purchased would exceed 5% of the Fund's total assets.

The Fund will only invest in futures and options contracts after providing notice to its shareholders and filing a notice of eligibility (if required) and otherwise complying with the requirements of the Commodity Futures Trading Commission ("CFTC"). The CFTC's rules provide that the Fund is permitted to purchase such futures or options contracts only: (1) for bona fide hedging purposes within the meaning of the rules of the CFTC; provided, however, that in the alternative with respect to each long position in a futures or options contract entered into by the Fund, the underlying commodity value of such contract at all times does not exceed the sum of cash, short-term United States debt obligations or other United States dollar denominated short-term money market instruments set aside for this purpose by the Fund, accrued profit on the contract held with a futures commission merchant and cash proceeds from existing Fund investments due in 30 days; and (2) subject to certain other limitations.


The Trust, on behalf of the Fund, has filed a notice with the National Futures Association claiming exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "Act") and therefore the Fund is not subject to registration or regulation as a commodity pool operator under the Act.


4.   RISKS OF OPTIONS AND FUTURES TRANSACTIONS

There are certain investment risks associated with options and futures transactions. These risks include: (1) dependence on the Adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund's ability to limit exposures by closing its positions.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices on related options during a single trading day. The Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. The Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. The Fund's activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund's yield.

E.   LEVERAGE TRANSACTIONS

1.   GENERAL

The Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments. Borrowing for other than temporary or emergency purposes, lending portfolio securities, entering into reverse repurchase agreements, and purchasing securities on a when-issued, delayed delivery or forward commitment basis are transactions involving leverage. The Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors a potentially higher return.

REVERSE REPURCHASE. The Fund may also enter into reverse repurchase agreements. A reverse repurchase agreement is a transaction in which the Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the security from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold security. An investment of the Fund's assets in reverse repurchase agreements will increase the volatility of the Fund's NAV. The Fund will use the proceeds of reverse repurchase agreements to fund redemptions or to make investments.

SECURITIES LENDING. The Fund may lend portfolio securities or participate in repurchase agreements in an amount up to 33 1/3% of its total assets to brokers, dealers and other financial institutions. Repurchase agreements are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral. Securities loans and repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund's loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV. No when-issued or forward commitments will be made by the Fund if, as a result, more than 10% of the value of the Fund's total assets would be committed to such transactions.

2.   RISKS

Leverage creates the risk of magnified capital losses. Borrowings and other liabilities that exceed the equity base of the Fund may magnify losses incurred by the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of the Fund's securities and the relatively greater effect on the NAV of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

SEGREGATED ACCOUNTS. In order to attempt to reduce the risks involved in various transactions involving leverage, the Fund's custodian will set aside and maintain, in a segregated account, cash and liquid securities. The account's value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions.

F.   ILLIQUID AND RESTRICTED SECURITIES

1.   GENERAL


The Fund will not invest more than 15% of its net assets (taken at current value in illiquid securities).


The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) except as otherwise determined by the Adviser, securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").

2.   RISKS

Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

3.   DETERMINATION OF LIQUIDITY

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid.

G.   FOREIGN SECURITIES

The Fund may invest in foreign securities. The Fund limits the amount of its total assets that may be invested in any one country or denominated in one currency (other than the U.S. dollar) to 25%. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and
(4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund's assets.

Dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Commission rates payable on foreign transactions are generally higher than in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States, and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

H.   TEMPORARY DEFENSIVE POSITION

The Fund may assume a temporary defensive position and may invest without limit in money market instruments that are of prime quality. Prime quality money market instruments are those instruments that are rated in one of the two short-term highest rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include U.S. Government Securities, commercial paper, time deposits, bankers acceptances and certificates of deposit issued by domestic banks, corporate notes and short-term bonds and money market mutual funds. The Fund may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which the Fund may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

2. INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

For purposes of all investment policies of the Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund and the Fund's investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund, including the Fund's policy of investing, under normal circumstances, at least 80% of its net assets and borrowings in the common stock (including ADRs) and securities convertible into common stock of companies based in the United States and worldwide, may be changed by the Board without shareholder approval.

A.   FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval. The Fund may not:

1.   BORROWING

Borrow money, except that the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets.

2.   CONCENTRATION

Purchase securities, other than U.S. Government Securities, if, immediately after each purchase, more than 25% of the Fund's total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry.

3.   DIVERSIFICATION

With respect to 75% of the value of its total assets, purchase securities, other than U.S. Government Securities, of any one issuer, if: (1) more than 5% of the Fund's total assets taken at market value would at the time of purchase be invested in the securities of that issuer; or (2) such purchase would at the time of purchase cause the Fund to hold more than 10% of the outstanding voting securities of that issuer.

4.   UNDERWRITING ACTIVITIES

Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act.

5.   MAKING LOANS

Make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of debt securities which are otherwise permissible investments.

6.   PURCHASES AND SALES OF REAL ESTATE

Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

7.   PURCHASES AND SALES OF COMMODITIES


Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

8.   ISSUANCE OF SENIOR SECURITIES


Issue any senior security (as defined in the 1940 Act), except that: (1) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (2) the Fund may acquire securities to the extent otherwise permitted by its investment policies, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (3) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act.


B.   NON-FUNDAMENTAL LIMITATIONS

The Fund has adopted the following nonfundamental investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

1.   BORROWING

Borrow money for temporary or emergency purposes in an amount exceeding 5% of the value of its total assets at the time when the loan is made; provided that any such temporary or emergency borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.

Purchase securities for investment while any borrowing equaling 5% or more of the Fund's total assets is outstanding or borrow money, except for temporary or emergency purposes (including the meeting of redemption requests), in an amount exceeding 5% of the value of the Fund's total assets.

2.   PLEDGING

Pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

3.   INVESTMENTS IN OTHER INVESTMENT COMPANIES

Invest in securities of another registered investment company, except in connection with a merger, consolidation, acquisition or reorganization; and except that the Fund may invest in money market funds and privately-issued mortgage related securities to the extent permitted by the 1940 Act.

4.   MARGIN AND SHORT SELLING

Purchase securities on margin, or make short sales of securities (except short sales against the box), except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

5.   ILLIQUID SECURITIES

Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than: (1) 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act ("Restricted Securities"); or (2) 10% of the Fund's total assets would be invested in Restricted Securities.




3. MANAGEMENT
--------------------------------------------------------------------------------

A.   TRUSTEES AND OFFICERS


The Board is responsible for managing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Fund. The fund complex includes the Trust and two other investment companies (collectively, the

"Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor over the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is Two Portland Square, Portland, ME 04101, unless otherwise indicated. Each Trustee oversees twenty-nine portfolios in the Fund Complex. No Trustee is a director of any public company or registered investment company.



------------------------------------------------------------------------------------------------------------------------------------
                                                 TERM OF OFFICE
                                                       AND
                               POSITION              LENGTH                               PRINCIPAL OCCUPATION(S)
        NAME AND               WITH THE              OF TIME                                      DURING
       BIRTH DATE               TRUST                SERVED                                    PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
J. Michael Parish          Chairman          Since 1989               Retired; Partner, Wolfe, Block, Schorr and Solis-Cohen LLP
Born: November 9, 1943     Trustee           (Chairman since 2004)    (law firm) 2002 - 2003; Partner, Thelen Reid & Priest LLP (law firm) from 1995 - 2002.
------------------------------------------------------------------------------------------------------------------------------------
Costas Azariadis           Trustee           Since 1989               Professor of Economics, University of California-Los Angeles;
Born: February 15, 1943                                               Visiting Professor of Economics, Athens University of
                                                                      Economics and Business 1998 - 1999.
------------------------------------------------------------------------------------------------------------------------------------
James C. Cheng             Trustee           Since 1989               President, Technology Marketing Associates (marketing company
Born: July 26, 1942                                                   for small and medium sized businesses in New England).
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John Y. Keffer             Trustee           Since 1989               President, Citigroup's fund services division since 2003;
Born: July 15, 1942                                                   President, Forum Financial Group, LLC ("Forum") (a fund
                                                                      services company acquired by Citigroup in 2003).
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Simon D. Collier           President         Since 2005               Managing Director and Principal Executive Officer, Foreside
Born: October 22, 1961                                                Fund Services, LLC since 2005; Chief Operating Officer and
                                                                      Managing Director, Global Fund Services, Citibank, N.A. from
                                                                      2003 - 2005; Managing Director, Global Securities Services for
                                                                      Investors, Citibank, N.A. from 1999 - 2003.
------------------------------------------------------------------------------------------------------------------------------------
David I. Goldstein         Chief             Since 2003 (Chief        Director, Citigroup's fund services division since 2003;
Born: August 3, 1961       Administrative    Administrative Officer   Director of Business Product Development, Forum 1999 - 2003.
                           Officer           since 2005 and
                                             President 2003-2005)
------------------------------------------------------------------------------------------------------------------------------------
Carl A. Bright             Principal         Since 2005               President, Foreside Fund Services, LLC; Consultant, Foreside
Born: December 20, 1957    Financial                                  Solutions, LLC 2000 - 2003 (mutual fund development company).
                           Officer
------------------------------------------------------------------------------------------------------------------------------------
Beth P. Hanson             Vice President/   Since 2003               Relationship Manager, Citigroup's fund services division since
Born: July 15, 1966        Assistant                                  2003; Relationship Manager, Forum 1999 - 2003.
                           Secretary
------------------------------------------------------------------------------------------------------------------------------------
Sara M. Morris             Vice President    Since 2004               Director and Relationship Manager, Citigroup's
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Born: September 18, 1963                                              fund services division since 2004; Chief Financial Officer,
                                                                      The VIA Group, LLC (strategic marketing company) 2000 - 2003.
------------------------------------------------------------------------------------------------------------------------------------
Trudance Bakke             Treasurer         Since 2005               Manager, Citigroup's fund services division since 2003; Senior
Born: August 11, 1971                                                 Manager of Corporate Finance, Forum 1999-2003.
------------------------------------------------------------------------------------------------------------------------------------
David M. Whitaker          Secretary         Since 2004               Senior Manager, Citigroup's fund services division since 2004;
Born: September 6, 1971                                               Assistant Counsel, PFPC, Inc. (a fund services company) 1999 -
                                                                      2004.
------------------------------------------------------------------------------------------------------------------------------------


2.   TRUSTEE OWNERSHIP IN FAMILY OF INVESTMENT COMPANIES


--------------------------------------------------------------------------------
                                                      AGGREGATE DOLLAR RANGE OF
                                                    OWNERSHIP AS OF DECEMBER 31,
                       DOLLAR RANGE OF BENEFICIAL    2004 IN ALL FUNDS OVERSEEN
                        OWNERSHIP IN THE FUND AS     BY TRUSTEE IN THE FAMILY OF
      TRUSTEES            OF DECEMBER 31, 2004          INVESTMENT COMPANIES
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
Costas Azariadis                  None                          None
--------------------------------------------------------------------------------
James C. Cheng                    None                          None
--------------------------------------------------------------------------------
J. Michael Parish                 None                      Over $100,000
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------
John Y. Keffer                 $1-$10,000                  $10,001-$50,000
--------------------------------------------------------------------------------


3.   OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES

As of December 31, 2004, no Independent Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

4.   INFORMATION CONCERNING TRUST COMMITTEES


AUDIT COMMITTEE The Trust's Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent public accountants to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended March 31, 2004, the Audit Committee met four times.

NOMINATING COMMITTEE The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider nominees for Independent Trustees recommended by security holders. During the fiscal year ended March 31, 2004, the Nominating Committee did not meet.

VALUATION COMMITTEE The Trust's Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer, Parish and certain officers of the Trust and a senior representative of the investment adviser to the Trust series requiring fair valuation. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining NAV of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the fiscal year ended March 31, 2004, the Valuation Committee met fourteen times.

QUALIFIED LEGAL COMPLIANCE COMMITTEE The Qualified Legal Compliance Committee (the "QLCC'), which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust's Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended March 31, 2004, the QLCC did not meet.


B.   COMPENSATION OF TRUSTEES AND OFFICERS


Each Independent Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,250 for the Chairman), $500 for each short special Board meeting attended and $1,500 for each major special Board meeting attended whether the regular or special Board meetings are attended in person or by electronic communication. Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. Mr. Keffer receives no compensation (other than reimbursement for travel and related expenses) for service as Trustee. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.


The following table sets forth the fees paid to each Trustee by the Fund and the Fund Complex for the fiscal year ended March 31, 2005.


-------------------------------------------------------------------------
                                                                TOTAL
                                                            COMPENSATION
                    COMPENSATION                           FROM TRUST AND
     TRUSTEE          FROM FUND    BENEFITS   RETIREMENT    FUND COMPLEX
-------------------------------------------------------------------------
John Y. Keffer          $  0          $0          $0          $     0
-------------------------------------------------------------------------
Costas Azariadis        $489          $0          $0          $36,200
-------------------------------------------------------------------------
James C. Cheng          $489          $0          $0          $36,200
-------------------------------------------------------------------------
J. Michael Parish       $591          $0          $0          $43,775
-------------------------------------------------------------------------


C.   INVESTMENT ADVISER

1.   SERVICES OF ADVISER

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust. Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund.

2.   OWNERSHIP OF ADVISER

The Adviser is a privately-owned company controlled by Peter A. Vlachos.

3.   INFORMATION CONCERNING ACCOUNTS MANAGED BY PORTFOLIO MANAGER


As of March 31, 2005, Messrs. Vlachos and Rappa acted as portfolio managers for 250 other accounts, 0 pooled investment vehicles and 0 registered investment companies with assets totaling $176 million. None of the other accounts managed by Messrs. Vlachos and Rappa pay the Adviser a performance-based fee.





CONFLICTS OF INTEREST. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts are presented with the following conflicts:

     . The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.


     . If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, a fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser and the Fund have adopted procedures for allocating portfolio transactions across multiple accounts.


     . With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Adviser acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous transactions for a fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.


     . Finally, the appearance of a conflict of interest may arise if the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.


The Adviser and the Fund have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.




4.   INFORMATION CONCERNING COMPENSATION OF PORTFOLIO MANAGER


For the period ended March 31, 2005, Messrs. Vlachos and Rappa were compensated based on a fixed salary plus a bonus. This bonus reflected their respective equity participations in the Adviser, and was based on the overall profitability of the Adviser based on assets under management.






5.   PORTFOLIO MANAGER OWNERSHIP IN THE FUND



-----------------------------------------------------------------------
                    DOLLAR RANGE OF BENEFICIAL OWNERSHIP IN THE FUND AS
PORTFOLIO MANAGER                    OF DECEMBER 31, 2004
-----------------------------------------------------------------------
Peter Vlachos                       $500,001-$1,000,000
-----------------------------------------------------------------------
David Rappa                          $100,001-$500,000
-----------------------------------------------------------------------





6.   FEES

The Adviser's fee is calculated as a percentage of the Fund's average daily net assets. The fee is accrued daily by the Fund and is paid monthly based on average daily net assets for the previous month.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of the fees accrued by the Fund, the amount of fees waived by the Adviser and the actual fees received by the Adviser. The data presented is for the past three fiscal years.

7.   OTHER PROVISIONS OF ADVISORY AGREEMENT

The Advisory Agreement remains in effect for a period of one year from the date of its effectiveness. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Independent Trustees.

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.


Under the Advisory Agreement, the Adviser is not liable for any error of judgment, mistake of law, any loss arising out of any investment, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.


8.   ADVISORY AGREEMENT APPROVAL


At the June 8, 2005 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the "Advisory Agreement"). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and the Administrator, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (3) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund;
(4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In particular, the Board focused on the factors discussed below.

The Board met with representatives of the Adviser and discussed the Adviser's personnel, operations and financial condition. Specifically, the Board discussed with the Adviser the adequacy of its resources. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Funds by the Adviser. The Board reviewed the Adviser's financial statements and concluded that the Adviser was solvent. The Board then considered information provided by the Adviser regarding its profitability with respect to the Fund. The Adviser noted an after tax profit related to managing the Fund. The Board also concluded that the level of the Adviser's profits attributable to management of the Fund was not excessive in light of the services provided by the Adviser on behalf of the Fund.

The Adviser also discussed its approach to managing the Fund as well as the Fund's performance. The Adviser represented that it would continue to provide high quality portfolio management services to the Fund so long as it serves as Adviser to the Fund. The Board considered that the Fund outperformed its benchmark for the three- and six-month periods and one- and three-year periods ended March 31, 2005, ranking the Fund in the top quartile for each period as compared to its Lipper Inc. peer group. The Board concluded that the Fund's performance was reasonable in comparison to its peers and benchmark. The Board also concluded that the Fund benefited from the Adviser's management of the Fund.

The Board also considered the Adviser's compensation for providing advisory services to the Fund and analyzed comparative information on fees and total expenses of similar mutual funds. The Board noted that the Adviser's advisory fee and total expenses with respect to the Fund were higher than the mean and median advisory fee for its Lipper Inc. peer groups. The Board noted the Advisor's rationale for the Fund's higher advisory fee and total expenses including that more time and attention was required to manage the Fund as compared to the separately managed accounts. The Board also considered that the advisory fee with respect to the Fund was consistent with the fee charged by the Adviser with respect to its separately managed accounts. The Board also recognized that it was difficult to compare expense ratios because of variations in the services provided by the Adviser that are included in the fees paid by other funds. The Board concluded that the Adviser's advisory fee charged to the Fund was reasonable.

The Board then considered whether the Fund would benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints. The Board considered the size of the Fund and concluded that it would not be necessary to consider the implementation of fee breakpoints at least in the coming year.

Finally, the Adviser represented that it did not have soft dollar arrangements with other parties and did not receive any other benefits from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund was not a material factor to consider in approving the continuation of the Advisory Agreement.

Prior to voting, the Board reviewed a memorandum from counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement in a private session with counsel at which no representatives of the Adviser were present. Based upon its review, the Board concluded that the approval of the Advisory Agreement was reasonable, fair and in the best interests of the Fund and its respective shareholders.





D.   DISTRIBUTOR

1.   DISTRIBUTION SERVICES

The Distributor (also known as principal underwriter) of the shares of the Fund, is located at Two Portland Square, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc.

Under a distribution agreement with the Trust (the "Distribution Agreement"), the Distributor acts as the agent of the Trust in connection with the offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best effort basis. The Distributor has no obligation to sell any specific quantity of Fund shares.


The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a "Financial Institution," collectively, the "Financial Institutions") for distribution of shares of the Fund. The Financial Institutions may accept purchase, redemption, and other requests on behalf of the Fund. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund.





The Distributor does not receive a fee for distribution services performed under the Distribution Agreement.

2.   COMPLIANCE SERVICES


Under a Compliance Services Agreement (the "Compliance Agreement") with the Trust and subject to approval by the Board, the Distributor provides a Chief Compliance Officer ("CCO") and Sarbanes-Oxley certifying officers ("Certifying Officers") to the Trust as well as certain additional compliance support functions ("Compliance Services").

For making available the CCO and Certifying Officer and for providing the Compliance Services under the Compliance Agreement, the Distributor receives a fee from the Fund of (i) $27,500 per year and an (ii) annual fee of 0.01% of the Fund's average daily net assets, subject to an annual maximum of $20,000. Pursuant to the Administration Agreement between the Trust and Administrator, the Administrator has agreed to pay the Distributor directly for the Compliance Services rendered to the Fund.






The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Trust or by the Distributor with respect to the Fund on 60 days' written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO and Certifying Officer services, may be terminated at any time by the Board, effective upon written notice to the CCO and Certifying Officers, without the payment of any penalty.





Under the Compliance Agreement, the Distributor is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, the Distributor and certain related parties (such as the Distributors officers and persons who control the Distributor) are indemnified by the Trust against any and all claims and expenses related to the Distributor's actions or omissions, except for any act or omission resulting from the Distributor's willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

Table 2 in Appendix B shows the dollar amount of the fees accrued by the Fund to the Distributor for Compliance Services, the amount of the fee waived by the Distributor, and the actual fees received by the Distributor. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).


E.   OTHER FUND SERVICE PROVIDERS

1.   ADMINISTRATOR

As administrator, pursuant to an administration agreement with the Trust (the "Administration Agreement"), the Administrator is responsible for the supervision of the overall management of the Trust, providing the Trust with general office facilities and providing persons satisfactory to the Board to serve as officers of the Trust.

For its services, the Administrator receives a fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund. The fee is accrued daily by the Fund and is paid monthly based on average net assets for the previous month. The Administrator pays the Trust's financial obligations for Compliance Services performed under the Compliance Agreement with respect to the Fund.



The Administration Agreement with respect to the Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Administration Agreement is terminable with or without cause and with respect to the Fund, and without penalty, by the Trust or by the Administrator with respect to the Fund on 90 days' written notice to the Trust. The Administration Agreement is also terminable for cause by the non-breaching party on at least 30 days' written notice to the other party.

Under the Administration Agreement, the Administrator is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement. Under the Administrator Agreement, the Administrator and certain related parties (such as the Administrator's officers and persons who control the Administrator) are indemnified by the Trust against any and all claims and expenses related to the Administrator's actions or omissions that are consistent with the Administrator's contractual standard of care.

Table 3 in Appendix B shows the dollar amount of the fees accrued by the Fund, the amount of the fee waived by the Administrator, and the actual fees received by the Administrator. The data presented is for the past three fiscal years.

2.   FUND ACCOUNTANT

As fund accountant, pursuant to an accounting agreement with the Trust (the "Accounting Agreement"), the Accountant provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund's financial statements and tax returns.

For its services, the Accountant receives a fee from the Fund at an annual rate of $36,000 and certain surcharges based upon the number, asset levels, and type of the Fund's portfolio transactions and positions. The fee is accrued daily by the Fund and is paid monthly.

The Accounting Agreement with respect to the Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Accounting Agreement is terminable with or without cause and without penalty by the Trust or by the Accountant with respect to the Fund on 90 days' written notice to the Trust. The Accounting Agreement is also terminable for cause by the non-breaching party on at least 30 days' written notice to the other party.

Under the Accounting Agreement, the Accountant is not liable for any action or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith, gross negligence or by reason of reckless disregard of its obligations and duties under the agreement. Under the Accounting Agreement, the Accountant and certain related parties (such as the Accountant's officers and persons who control the Accountant) are indemnified by the Trust against any and all claims and expenses related to the Accountant's actions or omissions that are consistent with the Accountant's contractual standard of care.

Under the Accounting Agreement, in calculating the Fund's NAV, the Accountant is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The agreement also provides that the Accountant will not be liable to a shareholder for any loss incurred due to an

NAV difference if such difference is less than or equal 1/2 of 1% or if the loss in the shareholder's account with the Trust is less than or equal to $10.00. In addition, the Accountant is not liable for the errors of others, including the companies that supply securities prices to the Accountant and the Fund.

Table 4 in Appendix B shows the dollar amount of the fees accrued by the Fund, the amount of the fee waived by the Accountant, and the actual fees received by the Accountant. The data is presented for the past three fiscal years.

3.   TRANSFER AGENT

As transfer agent and distribution paying agent, pursuant to a transfer agent agreement with the Trust (the "Transfer Agency Agreement"), the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the Office of Comptroller of the Currency.

4.   CUSTODIAN


The Custodian, pursuant to an agreement with the Trust, safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The Custodian is located at 388 Greenwich Street, New York, NY 10013.






5.   LEGAL COUNSEL

Kirkpatrick & Lockhart Nicholson Graham LLP, passes upon legal matters in connection with the issuance of shares of the Trust.


6.   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Deloitte & Touche LLP, independent registered public accounting firm, have been selected as auditors for the Fund. The auditors audit the annual financial statements of the Fund and provide the Fund with an audit opinion. The auditors also review certain regulatory filings of the Fund and the Fund's tax returns.


4.   PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

A.   HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

Purchases of securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B.   COMMISSIONS PAID

Table 5 in Appendix B shows the aggregate brokerage commissions paid by the Fund. The data is presented for the past three fiscal years.

C.   ADVISER RESPONSIBILITY FOR PURCHASES AND SALES AND CHOOSING BROKER-DEALERS

The Adviser places orders for the purchase and sale of securities with brokers and dealers selected by and in the discretion of the Adviser. The Fund has no obligation to deal with any specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser has full brokerage discretion. The Adviser evaluates the range and quality of a broker's services in placing trades including security best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer.

In selecting dealers or brokers to execute portfolio transactions, consideration will be given to such factors as the rendering of advice as to the value of the securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and performing functions incidental thereto (such as clearance and settlement). The evaluation of such opinions and information from broker-dealers involves additional work by the Adviser with related costs, including analysis of the extent to which present security prices may already discount the same or similar opinions. Opinions, information and services from brokers and dealers are in addition to and not lieu of services performed by the Adviser.

Concentrating on negotiating the lowest possible commission rates may result in less favorable execution prices as well as curtailment of access to information and services provided by some brokers, as described above. Brokers who are willing to provide such information and services generally charge higher commission rates, and may be able to provide more favorable executions.

1.   OBTAINING RESEARCH FROM BROKERS

The Adviser has full brokerage discretion. The Adviser evaluates the range and quality of a broker's services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser's own internal research and investment strategy capabilities. This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of the Adviser's accounts, although a particular client may not benefit from all the research received on each occasion. The Adviser's fees are not reduced by reason of the Adviser's receipt of research services. Since most of the Adviser's brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Adviser's clients and the Fund's investors.

The Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

2.   COUNTERPARTY RISK

The Adviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

3.   TRANSACTIONS THROUGH AFFILIATES


The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.



4.   OTHER ACCOUNTS OF THE ADVISER


Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.


5.   PORTFOLIO TURNOVER


The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all of the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and the possible increase in short-term capital gains or losses.

D.   SECURITIES OF REGULAR BROKER-DEALERS

From time to time the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that:
(1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year. Table 6 in Appendix B lists the regular brokers and dealers of the fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Funds' most recent fiscal year.

E.   PORTFOLIO HOLDINGS


Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in filings with the SEC. Portfolio holdings as of the end of the Fund's annual and semi-annual fiscal periods are reported within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days of the end of each period). Portfolio holdings as of the end of the first and third fiscal quarters are reported within 60 days of the end of those periods. You may request a copy of the Fund's latest semi-annual report to shareholders by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund's latest Form N-Q by accessing the SEC's website at WWW.SEC.GOV.

In addition, the Adviser makes publicly available, on a quarterly basis, information regarding the Fund's top ten holdings (including name and percentage of the Fund's assets invested in each such holding) and the percentage breakdown of the Fund's investments by country, sector and industry, as applicable. This information is made available through the Fund or Adviser's marketing communications (including advertisements and sales literature), and/or the Transfer Agent telephone customer service center. This information is released within 15 days after the quarter end. In addition, on a monthly basis, the Adviser will make publicly available on the Fund's website, at www.austininvest.com, information regarding the Fund's top twenty holdings (including name and percentage of the Fund's assets invested in each such holdings) within 15 days after month end.

The Board has authorized disclosure of the Fund's nonpublic portfolio holdings information to certain persons who provide services on behalf of the Fund or to its service providers in advance of public release. The Adviser, Citigroup and the Custodian have regular and continuous access to the Fund's portfolio holdings. In addition, the officers and the Distributor, as well as any proxy voting services may have access to the Fund's nonpublic portfolio holdings information on an ongoing basis. The Trustees, independent accountants and legal counsel to the Fund and to the Independent Trustees may receive information on an as needed basis. Mailing services (ADP) and financial printers (RR Donnelley) receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter. The Board may authorize additional disclosure of the Fund's portfolio holdings.

No compensation is received by the Fund, nor, to the Fund's knowledge, paid to the Adviser or any other person in connection with the disclosure of the Fund's portfolio holdings. The Trust's, Adviser's, Administrator's and Distributor's codes of ethics (collectively, "Codes") are intended to address potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings. The Fund's service providers may be subject to confidentiality provisions contained within their service agreements, professional codes, or other policies that address conflicts of interest arising from the misuse of this information.

The Fund's portfolio holdings disclosure policy is reviewed by the Board from time to time. In order to help ensure that this policy is in the best interests of Fund shareholders as determined by the Board, the CCO will make an annual report to the Board. In addition, the Board will receive any interim reports that the CCO may deem appropriate. Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Adviser, the Distributor or any of their affiliates will be reported to the Board for appropriate action.





5.   PURCHASE AND REDEMPTION INFORMATION
--------------------------------------------------------------------------------

A.   GENERAL INFORMATION

You may effect purchases or redemptions or request any shareholder privilege in person at the Transfer Agent's offices located at Two Portland Square, Portland, Maine 04101.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed, but under unusual circumstances, may accept orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund's availability.

B.   ADDITIONAL PURCHASE INFORMATION

Shares of the Fund are sold on a continuous basis by the Distributor at NAV without any sales charge. Accordingly, the offering price per share is the same as the NAV.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

1.   IRAS

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the contribution is received.

2.   UGMAS/UTMAS

If the trustee's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the investor must provide a copy of the trust document.

3.   PURCHASES THROUGH FINANCIAL INSTITUTIONS


You may purchase and redeem shares through Financial Institutions. The Financial Institutions may accept purchase, redemption, and other requests on behalf of the Fund. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. Your order will be priced at the Fund's NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Financial Institution's contractual arrangements with the Fund.

Financial Institutions may charge their customers a fee for their services and are responsible for transmitting purchase, redemption and other requests to the Fund. If you purchase shares through a Financial Institution, you will be subject to the Financial Institution's procedures and custodial arrangements, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. The Fund is not responsible for the failure of any Financial Institution to carry out its obligations to you.

Investors purchasing shares of the Fund through a Financial Institution should read any materials and information provided by the Financial Institution to acquaint themselves with its procedures and any fees that the Financial Institution may charge.





C.   ADDITIONAL REDEMPTION INFORMATION


The Fund may redeem shares involuntarily to (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or (2) to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.


1.   SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

2.   REDEMPTION IN-KIND

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

D.   NAV DETERMINATION

In determining the Fund's NAV, securities for which market quotations are readily available are valued at current market value using the last reported sales price provided by independent pricing services. If no sale price is reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

E.   DISTRIBUTIONS

Distributions of net investment income will be reinvested at the Fund's NAV as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV of the Fund on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

6.   TAXATION
--------------------------------------------------------------------------------

The tax information set forth in the Prospectus and the information in this section relates solely to Federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISOR AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

A.   QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends for each tax year to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year-end of the Fund is March 31 (the same as the Fund's fiscal year end).




MEANING OF QUALIFICATION

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company the Fund must satisfy the following requirements:

     . The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

     . The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities.

     . The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.


1.   FAILURE TO QUALIFY


If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.


Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.


B.   FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal income tax rate of 15% (5% for individuals in lower tax brackets) if paid on or before December 31, 2008. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder. To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares. These distributions will not qualify for the dividends-received deduction.

The Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in the Fund's financial statements. Any such losses may not be carried back.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive a distribution in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares with a NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

You will be advised annually as to the Federal income tax consequences of distributions made (or deemed made) to you during the year.

C.   CERTAIN TAX RULES APPLICABLE TO THE FUND'S TRANSACTIONS

For Federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of Section 1256.

Any option, futures contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Under current Federal tax law, if a Fund invests in bonds issued with "original issue discount", the Fund generally will be required to include in income as interest each year, in addition to stated interest received on such bonds, a portion of the excess of the face amount of the bonds over their issue price, even though the Fund does not receive payment with respect to such discount during the year. With respect to "market discount bonds" (i.e., bonds purchased by the Fund at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon), the Fund may likewise elect to accrue and include in income each year a portion of the market discount with respect to such bonds. As a result, in order to make the distributions necessary for the Fund not to be subject to federal income or excise taxes, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Fund has actually received as interest during the year.

D.   FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E.   SALE OR REDEMPTION OF SHARES


In general, a shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or redemption (a "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.


F.   FOREIGN TAXES

Income received by the Fund may be subject to foreign income taxes, including withholding taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election, a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes paid by the Fund, (ii) treat his pro rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against Federal income taxes. Shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund.

G.   BACKUP WITHHOLDING

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions, and the proceeds of redemptions of shares, paid to any shareholder: (1) who has failed to provide a correct taxpayer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax; rather any amounts so withheld may be credited against a shareholder's Federal income tax liability or refunded.




H.   FOREIGN SHAREHOLDERS

Taxation of a shareholder who under the Code is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of ordinary income (excluding short-term capital gains and portfolio interest income paid during taxable years of the Fund beginning before January 1, 2008) paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. The foreign shareholder generally would be exempt from Federal income tax on gain realized on the sale of shares of the Fund and distributions of net capital gain from the Fund and distributions of portfolio interest income paid during taxable years of the Fund beginning before January 1, 2008. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income distributions, capital gain distributions and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a noncorporate foreign shareholder, the Fund may be required to withhold Federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein.

The tax rules of other countries with respect to an investment in the Fund can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in the Fund.


I.   STATE AND LOCAL TAXES


The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment the Fund can differ from the rules for Federal income taxation described above. These state and local rules are not discussed herein. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules with respect to an investment in the Fund.


J.   FOREIGN TAXES

Income received by the Fund from sources within foreign countries may be subject to foreign income taxes, including withholding taxes.

7.   OTHER MATTERS
--------------------------------------------------------------------------------

A.   THE TRUST AND ITS SHAREHOLDERS

1.   GENERAL INFORMATION

Forum Funds was organized as a statutory trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:


Absolute Strategies Fund/(1)/                  Dover Responsibility Fund/(1)/
Adams Harkness Small Cap Growth Fund           Fountainhead Special Value Fund
Austin Global Equity Fund                      Jordan Opportunity Fund
Auxier Focus Fund/(2)/                         Investors Bond Fund
Brown Advisory Growth Equity Fund/(3)/         Merk Hard Currency Fund/(5)/
Brown Advisory Intermediate Income Fund/(4)/   Mastrapasqua Growth Fund
Brown Advisory International Fund/(3)/         Payson Total Return Fund
Brown Advisory Maryland Bond Fund/(3)/         Payson Value Fund
Brown Advisory Real Estate Fund/(3)/           Polaris Global Value Fund
Brown Advisory Small-Cap Growth Fund/(4)/      Shaker Fund/(6)/
Brown Advisory Small-Cap Value Fund            TaxSaver Bond Fund
Brown Advisory Value Equity Fund/(3)/          Winslow Green Growth Fund
DF Dent Premier Growth Fund



/(1)/ The Trust offers shares of beneficial interest in Institutional, A and C classes of this series. C shares of Absolute Strategies Fund and Dover Responsibility Fund are not currently available for sale.
/(2)/ The Trust offers shares of beneficial interest in Investor, A and C classes of this series.

/(3)/ The Trust offers shares of beneficial interest in an Institutional class of this series.
/(4)/ The Trust offers shares of beneficial interest in Institutional and A classes of this series.
/(5)/ The Trust offers shares of beneficial interest in Institutional and
     Investor classes of this series.
/(6)/ The Trust offers shares of beneficial interest in Intermediary, A, B and C classes of this series.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust, the Adviser and the principal underwriter have adopted codes of ethics under Rule 17j-1, as amended, of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.


The Trust and the Fund will continue indefinitely until terminated.

2.   SERIES AND CLASSES OF THE TRUST

Each series or class of the Trust may have a different expense ratio and its expenses will affect each class' performance. For more information on any other series or class of shares of the Trust, investors may contact the Transfer Agent.

3.   SHAREHOLDER VOTING AND OTHER RIGHTS


Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain classes of the Trust and thus only those classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series') outstanding shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

4.   TERMINATION OR REORGANIZATION OF TRUST OR ITS SERIES

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the state of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

B.   FUND OWNERSHIP


As of June 30, 2005, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of beneficial interest of the Fund.


Also as of that date, certain shareholders of record owned 5% or more of a class of shares of the Fund. Shareholders known by the Fund to own beneficially 5% or more of a class of shares of the Fund are listed in Table 7 in Appendix B.


From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of June 30, 2005, the following shareholders of record may be deemed to control the Fund. "Control" for this purpose is the ownership of 25% or more of the Fund's voting securities.



--------------------------------------------------------------------------------
                                                                   PERCENTAGE OF
NAME                                                                 FUND OWNED
--------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                                             86.88
--------------------------------------------------------------------------------



C.   LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY


Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. The Forum Funds' Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the portfolio is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.




D.   PROXY VOTING PROCEDURES

A copy of the Trust's proxy voting procedures adopted on behalf of the Fund are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2004 will be available (1) without charge, upon request, by contacting the Transfer Agent at (800) 540-6807 and (2) on the SEC's web site at www.sec.gov.

E.   REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

F.   FINANCIAL STATEMENTS

The financial statements of the Fund for the year ended March 31, 2005, which are included in the Annual Report to Shareholders of the Fund, are incorporated herein by reference. These financial statements only include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes and report of independent registered public accounting firm.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS


--------------------------------------------------------------------------------

A.        CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

1.        MOODY'S INVESTORS SERVICE

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risk, appear somewhat larger than the Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.        STANDARD AND POOR'S CORPORATION

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC        An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTE Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

3.        FITCH

          INVESTMENT GRADE

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

          SPECULATIVE GRADE

BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC

CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD

DD, D Default. Securities are not meeting current obligations and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD' indicates expected recovery of 50% - 90% of such outstandings, and 'D' the lowest recovery potential, i.e. below 50%.

B.        PREFERRED STOCK

1.        MOODY'S INVESTORS SERVICE

Aaa An issue that is rated "Aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa An issue that is rated "Aa" is considered a high- grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue that is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "Aaa" and "Aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa An issue that is rated "Baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba An issue that is rated "Ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue that is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa An issue that is rated "Caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Ca An issue that is rated "Ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C         This is the lowest rated class of preferred or preference stock.
          Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

2.        STANDARD & POOR'S

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB

B, CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C         A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C.        SHORT TERM RATINGS

1.        MOODY'S INVESTORS SERVICE

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          .    Leading market positions in well-established industries.

          .    High rates of return on funds employed.

          . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          . Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT
PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

2.        STANDARD AND POOR'S

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

3.        FITCH

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as 'A1' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

APPENDIX B - MISCELLANEOUS TABLES

--------------------------------------------------------------------------------

TABLE 1 - INVESTMENT ADVISORY FEES

The following table shows the dollar amount of advisory fees accrued by the Fund, the amount of fee that was waived by the Adviser, if any, and the actual fee received by the Adviser.


----------------------------------------------------------------------
                            ADVISORY FEE   ADVISORY FEE   ADVISORY FEE
AUSTIN GLOBAL EQUITY FUND      ACCRUED        WAIVED        RETAINED
----------------------------------------------------------------------
Year Ended March 31, 2005     $413,363          $0          $413,363
----------------------------------------------------------------------
Year Ended March 31, 2004     $320,329          $0          $320,329
----------------------------------------------------------------------
Year Ended March 31, 2003     $317,429          $0          $317,429
----------------------------------------------------------------------


TABLE 2 - COMPLIANCE FEES

The following tables show the dollar amount of fees accrued by each Fund, the amount of fee that was waived by the Distributor, if any, and the actual fees received by the Distributor. The Compliance Agreement becomes effective on October 1, 2004 and no fees were charged pursuant thereto for the fiscal period/year ended March 31, 2004.


----------------------------------------------------------------------------
                            COMPLIANCE FEE   COMPLIANCE FEE   COMPLIANCE FEE
AUSTIN GLOBAL EQUITY FUND       ACCRUED          WAIVED          RETAINED
----------------------------------------------------------------------------
Year Ended March 31, 2005       $6,238             $0             $6,238
----------------------------------------------------------------------------
Year Ended March 31, 2004         N/A              N/A              N/A
----------------------------------------------------------------------------


TABLE 3 - ADMINISTRATION FEES

The following table shows the dollar amount of administration fees accrued for by the Fund, the amount of fee that was waived by the Administrator, if any, and the actual fee received by the Administrator.


----------------------------------------------------------------------------------------
                            ADMINISTRATION FEE   ADMINISTRATION FEE   ADMINISTRATION FEE
AUSTIN GLOBAL EQUITY FUND         ACCRUED              WAIVED              RETAINED
----------------------------------------------------------------------------------------
Year Ended March 31, 2005         $70,394                $0                 $70,394
----------------------------------------------------------------------------------------
Year Ended March 31, 2004         $53,388                $0                 $53,388
----------------------------------------------------------------------------------------
Year Ended March 31, 2003         $52,905                $0                 $52,905
----------------------------------------------------------------------------------------


TABLE 4 - ACCOUNTING FEES

The following table shows the dollar amount of accounting fees accrued by the Fund, the amount of fee that was waived by the Accountant, if any, and the actual fee received by the Accountant.


----------------------------------------------------------------------------
                            ACCOUNTING FEE   ACCOUNTING FEE   ACCOUNTING FEE
AUSTIN GLOBAL EQUITY FUND       ACCRUED          WAIVED          RETAINED
----------------------------------------------------------------------------
Year Ended March 31, 2005       $56,417           $116            $56,301
----------------------------------------------------------------------------
Year Ended March 31, 2004       $53,983           $ 17            $53,966
----------------------------------------------------------------------------
Year Ended March 31, 2003       $50,438           $  0            $50,438
----------------------------------------------------------------------------

TABLE 5 - COMMISSIONS

The following table shows the aggregate brokerage commissions paid by the Fund.


----------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND   AGGREGATE BROKERAGE COMMISSIONS PAID
----------------------------------------------------------------
Year Ended March 31, 2005                 $139,151
----------------------------------------------------------------
Year Ended March 31, 2004                 $ 87,890
----------------------------------------------------------------
Year Ended March 31, 2003                 $ 60,149
----------------------------------------------------------------


TABLE 6 - SECURITIES OF REGULAR BROKERS OR DEALERS

The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.

----------------------------------
REGULAR BROKER DEALER   VALUE HELD
----------------------------------
N/A                         N/A
----------------------------------

TABLE 7 - 5% SHAREHOLDERS


The following table lists (1) the persons who owned of record 5% or more of the outstanding Fund shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund shares, as of June 30, 2005:



--------------------------------------------------------------------
NAME AND ADDRESS                               SHARES      % OF FUND
--------------------------------------------------------------------
Charles Schwab & Co., Inc. - Mutual Fund   1,413,992.982     86.88
SPL CSTDY A-C FOR EXCL BNFT CUST
101 Montgomery Street
San Francisco, CA 94104
--------------------------------------------------------------------

APPENDIX C - PROXY VOTING PROCEDURES
--------------------------------------------------------------------------------

                                   FORUM FUNDS
                                  MONARCH FUNDS

                 POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

                                  JULY 31, 2003
                          AS AMENDED SEPTEMBER 14, 2004

     SECTION 1. PURPOSE

     Shareholders of the various series of Forum Funds and Monarch Funds (collectively, the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

     This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

     SECTION 2. RESPONSIBILITIES

     (A) ADVISER. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

     The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

     The Adviser shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service").

     (B) PROXY MANAGER. The Trust will appoint a proxy manager (the "Proxy Manager"), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust's other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

     SECTION 3. SCOPE

     These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

     SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

     (A)  GENERAL

          (1) USE OF ADVISER PROXY VOTING GUIDELINES OR PROXY VOTING SERVICE. If
          (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust's Board of Trustees (the "Board") has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund's proxies and has approved such guidelines; and (C) the Adviser's or Proxy Voting Service's Guidelines are filed as an exhibit to the applicable Fund's Registration Statement (each considered "Adviser Guidelines"), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Adviser Guidelines.

          (2) INDEPENDENCE. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

          (3) ABSENCE OF PROXY VOTING SERVICE GUIDELINES. In the absence of Adviser Guidelines, the Adviser shall vote the Fund's proxies consistent with Sections B and C below.

     (B)  ROUTINE MATTERS

     As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.


          (1) ELECTION OF DIRECTORS. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

          (2) APPOINTMENT OF AUDITORS. Management recommendations will generally be supported.

          (3) CHANGES IN STATE OF INCORPORATION OR CAPITAL STRUCTURE. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

     (C)  NON-ROUTINE MATTERS


          (1) CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS. These proposals should be examined on a case-by-case basis.

          (2) PROPOSALS AFFECTING SHAREHOLDER RIGHTS. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

          (3) ANTI-TAKEOVER ISSUES. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

          (4) EXECUTIVE COMPENSATION. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

          (5) SOCIAL AND POLITICAL ISSUES. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.


     (D)  CONFLICTS OF INTEREST

     Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

     If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

     (E)  ABSTENTION

          The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

                       AUSTIN INVESTMENT MANAGEMENT, INC.
                      PROXY VOTING PROCEDURES AND POLICIES
                       REGARDING AUSTIN GLOBAL EQUITY FUND

                               AS OF JULY 31, 2003

I.   GENERAL STATEMENT

Austin Investment Management, Inc. (the "Adviser") has discretion to vote the proxies received by Austin Global Equity Fund (the "Fund"), a series of Forum Funds (the "Trust"), a registered investment company. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Adviser will vote those proxies in the best interest of the Fund's shareholders and in accordance with these procedures and policies.

II.  POLICIES AND PROCEDURES FOR VOTING PROXIES

     In its role as investment adviser to the Fund, Adviser has adopted those proxy voting policies adopted by the Trust, which are attached hereto. To the extent that the Trust's policies do not cover potential voting issues with respect to proxies received by the Fund, the Fund has delegated to the Adviser the authority to act on its behalf to promote the Fund's investment objectives, subject to the provisions of the Trust's policies regarding resolution of a conflict of interest with respect to the Adviser.

     THE ADVISER RECOGNIZES THAT UNDER CERTAIN CIRCUMSTANCES IT MAY HAVE A CONFLICT OF INTEREST IN VOTING PROXIES ON BEHALF OF THE FUND. A "CONFLICT OF INTEREST," MEANS ANY CIRCUMSTANCE WHEN THE ADVISER (INCLUDING OFFICERS, DIRECTORS, AGENTS AND EMPLOYEES) KNOWINGLY DOES BUSINESS WITH, RECEIVES COMPENSATION FROM, OR SITS ON THE BOARD OF, A PARTICULAR ISSUER OR CLOSELY AFFILIATED ENTITY, AND, THEREFORE, MAY APPEAR TO HAVE A CONFLICT OF INTEREST BETWEEN ITS OWN INTERESTS AND THE INTERESTS OF FUND SHAREHOLDERS IN HOW PROXIES OF THAT ISSUER ARE VOTED. THE ADVISER HAS ADOPTED THE TRUST'S PROCEDURES AS THEY RELATE TO THE RESOLUTION OF CONFLICTS OF INTEREST WITH RESPECT TO VOTING FUND SHARES.

III. RECORDKEEPING

     The Portfolio Manager or their staff will maintain files relating to the Adviser's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

     A. Copies of the proxy voting procedures and policies, and any amendments thereto.

     B. A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

     C.   A record of each vote that the Adviser casts.

     D. A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

     E. A copy of each written client request for information on how the Adviser voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

IV.  DISCLOSURE

     A. The Adviser will disclose in its Form ADV Part II that its clients may contact the Adviser, by toll-free telephone number in order to obtain information on how the Adviser voted such client's proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the Adviser voted the client's proxy.

     B. A concise summary of these Proxy Voting Procedures and Policies will be included in the Adviser's Form ADV Part II, and will be updated whenever these procedures and policies are amended. The Adviser will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------

AUGUST 1, 2005

INVESTMENT ADVISER:                                  PAYSON VALUE FUND

H.M. Payson & Co.                                    PAYSON TOTAL RETURN FUND
P.O. Box 31
One Portland Square
Portland, Maine 04112

ACCOUNT INFORMATION
AND SHAREHOLDER SERVICES:

Citigroup Fund Services, LLC
P.O. Box 446
Portland, Maine 04112
(800) 805-8258

This Statement of Additional Information (the "SAI") supplements the Prospectus dated August 1, 2005, as may be amended from time to time, offering shares of Payson Value Fund and Payson Total Return Fund (the "Funds"), two separate series of Forum Funds, a registered, open-end management investment company (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

Financial Statements for each Fund for the year ended March 31, 2005, included in the Annual Report to shareholders, are incorporated into this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

GLOSSARY.................................................................    1

1.  INVESTMENT POLICIES AND RISKS........................................    2

2.  INVESTMENT LIMITATIONS...............................................   12

3.  MANAGEMENT...........................................................   14

4.  PORTFOLIO TRANSACTIONS...............................................   22

5.  PURCHASE AND REDEMPTION INFORMATION..................................   25

6.  TAXATION.............................................................   27

7.  OTHER MATTERS........................................................   31

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS...........................  A-1

APPENDIX B - MISCELLANEOUS TABLES........................................  B-1

APPENDIX C - PROXY VOTING PROCEDURES.....................................  C-1

GLOSSARY
-------------------------------------------------------------------------------

As used in this SAI, the following terms have the meanings listed.

"Accountant" means Citigroup.

"Administrator" means Citigroup.

"Adviser" means H.M. Payson & Co.

"Board" means the Board of Trustees of the Trust.

"CFTC" means Commodities Future Trading Commission.

"Citigroup" means Citigroup Fund Services, LLC.

"Code" means the Internal Revenue Code of 1986, as amended.

"Custodian" means Citibank, N.A.

"Distributor" means Foreside Fund Services, LLC.

"Fitch" means Fitch Ratings.

"Fund" means each of Payson Value Fund or the Payson Total Return Fund.

"Independent Trustee" means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

"IRS" means Internal Revenue Service.

"Moody's" means Moody's Investors Service.

"NRSRO" means a nationally recognized statistical rating organization.

"NAV" means net asset value per share.

"SAI" means Statement of Additional Information.

"SEC" means the U.S. Securities and Exchange Commission.

"S&P" means Standard & Poor's, A Division of the McGraw Hill Companies.

"Transfer Agent" means Citigroup.

"Trust" means Forum Funds.

"U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

"1933 Act" means the Securities Act of 1933, as amended.

"1940 Act" means the Investment Company Act of 1940, as amended.

1.      INVESTMENT POLICIES AND RISKS
-------------------------------------------------------------------------------
Each Fund is a diversified series of the Trust. This section discusses in greater detail than the Funds' Prospectus certain investments that the Funds may make. A Fund will make only those investments described below that are in accordance with its investment objectives and policies.

A.      SECURITY RATINGS INFORMATION
Payson Total Return Fund's investments in debt securities are subject to credit risk relating to the financial condition of the issuers of the securities. The Fund may invest in investment grade debt securities and non-investment grade debt securities. Investment grade means rated in the top four long-term rating categories by an NRSRO, or unrated and determined by the Adviser to be of comparable quality.

The lowest ratings that are investment grade for corporate bonds, including convertible bonds, are "Baa" in the case of Moody's and "BBB" in the case of S&P and Fitch; for preferred stock the lowest ratings are "Baa" in the case of Moody's and "BBB" in the case of S&P. The Fund may invest up to 5% of its total assets in non-investment grade debt securities. Non-investment grade debt securities  (commonly  known  as  "junk  bonds")  have  significant  speculative characteristics and generally involve greater volatility of price than investment grade securities. Unrated securities may not be as actively traded as rated securities. A Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Funds may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund, the Adviser will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

B.      EQUITY SECURITIES

1.      GENERAL

COMMON AND PREFERRED STOCK. Each Fund may invest in common and preferred stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

WARRANTS. Each Fund may invest in warrants. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

DEPOSITARY RECEIPTS. Each Fund may invest in depository receipts. A depositary receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security. Depositary receipts include sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar global instruments. The Funds may invest up to 20% of their assets in ADRs and EDRs. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets. Each Fund invests in depositary receipts in order to obtain exposure to foreign securities markets.

2.      RISKS

COMMON AND PREFERRED STOCK. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth. If you invest in a Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

CONVERTIBLE SECURITIES. Investment in convertible securities generally entails less risk than an investment in the issuer's common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

WARRANTS. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

DEPOSITARY RECEIPTS. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

C.      DEBT SECURITIES

1.      GENERAL

Payson Total Return Fund may invest in debt securities including corporate debt obligations, U.S. Government Securities, mortgage-related securities and variable and floating rate securities.

CORPORATE DEBT OBLIGATIONS. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. Companies use these instruments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. In addition, the Fund may invest in corporate debt securities registered and sold in the United States by foreign issuers (Yankee bonds) and those sold outside the United States by foreign or U.S. issuers (Eurobonds). The Fund intends to restrict its purchases of these securities to issues denominated and payable in United States dollars. The Fund may only invest in commercial paper that is rated in one of the two highest short-term rating categories by an NRSRO or, if unrated, is judged by the adviser to be of comparable quality.

FINANCIAL INSTITUTION OBLIGATIONS. Obligations of financial institutions include, among other things, negotiable certificates of deposit and bankers' acceptances. The Fund may invest in negotiable certificates of deposit and bankers' acceptances issued by commercial banks doing business in the United States that have, at the time of investment, total assets in excess of one billion dollars and are insured by the Federal Deposit Insurance Corporation. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft, which has been drawn by a customer, and are usually backed by goods in international trade. Certificates of deposit which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties which could reduce the Fund's performance.

U.S. GOVERNMENT SECURITIES. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the United States (such as mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (such as Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (such as Federal Home Loan Mortgage Corporation securities).

Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

MORTGAGE-RELATED SECURITIES. The Fund may invest in mortgage-related securities that are U.S. Government Securities or are rated in one of the two highest rating categories by an NRSRO or, if unrated, are judged by the Adviser to be of comparable quality. Mortgage-related securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Funds may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage poolers apply qualification standards to lending institutions which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-related securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities' effective maturities.

GOVERNMENT AND AGENCY MORTGAGE-RELATED SECURITIES. The principal issuers or guarantors of mortgage-related securities are the Government National Mortgage Association ("GNMA"), Fannie Mae ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA, a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development ("HUD"), creates pass-through securities from pools of government guaranteed (Federal Housing Authority or Veterans Administration) mortgages. The full faith and credit of the U.S. Government back the principal and interest on GNMA pass-through securities.

FNMA, which is a U.S. Government-sponsored corporation owned entirely by private stockholders that is subject to regulation by the Secretary of HUD, and FHLMC, a corporate instrumentality of the U.S. Government, issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. FNMA guarantees full and timely payment of all interest and principal, and FHMLC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. The full faith and credit of the U.S. Government do not back mortgage-related securities from FNMA and FHLMC.

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES. Payson Total Return Fund may invest in privately issued mortgage-backed securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-related securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately-issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-related securities is smaller and less liquid than the market for mortgage-related securities issued by U.S. government issuers.

STRIPPED MORTGAGE-RELATED SECURITIES. Stripped mortgage-related securities are multi-class mortgage-related securities that are created by separating the securities into their principal and interest components and selling each piece separately. Stripped mortgage-related securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets.

ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate, and that may be subject to certain limits. Although the rate adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or changes in the issuer's creditworthiness. Changes in the interest rates on ARMs may lag behind changes in prevailing market interest rates. This may result in a slightly lower net value until the interest rate resets to market rates. Thus, a Fund could suffer some principal loss if the Fund sold the securities before the interest rates on the underlying mortgages were adjusted to reflect current market rates. Some adjustable rate securities (or the underlying mortgages) are subject to caps or floors, that limit the maximum change in interest rates during a specified period or over the life of the security.

COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are multiple-class debt obligations that are fully collateralized by mortgage-related pass-through securities or by pools of mortgages ("Mortgage Assets"). Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as "tranches") of CMOs have priority over other classes with respect to the receipt of mortgage prepayments.

Multi-class mortgage pass-through securities are interests in trusts that hold Mortgage Assets and have multiple classes similar to those of CMOs. Payments of principal and interest on the underlying Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned amortization class mortgage-related securities ("PAC Bonds") are a form of parallel pay CMO. PAC Bonds are designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-related securities.

VARIABLE AND FLOATING RATE SECURITIES. Debt securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as "inverse floaters"). Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This mechanism may increase the volatility of the security's market value while increasing the security's yield.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, a Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. The Funds intend to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, a Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for a Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. A Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of each Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

2.      RISKS

GENERAL. The market value of the interest-bearing fixed income securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's debt securities. As a result, an investment in the Fund is subject to risk even if all fixed income securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

Yields on fixed income securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Fixed income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

CREDIT RISK. The Fund's investments in fixed income securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Fund will generally buy debt securities that are rated by an NRSRO in the top four long-term rating categories or in the top two short-term rating categories. Moody's, Standard & Poor's and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of securities by several NRSROs is included in Appendix A. The Adviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are not, however, absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Consequently, similar securities with the same rating may have different market prices. In addition, rating agencies may fail to make timely changes in credit ratings and the issuer's current financial condition may be better or worse than a rating indicates.

Each Fund may retain a security that ceases to be rated or whose rating has been lowered below the Fund's lowest permissible rating category if the Adviser determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Each Fund may purchase unrated securities if the Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

MORTGAGE-RELATED SECURITIES. The value of mortgage-related securities may be significantly affected by changes in interest rates, the markets' perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize mortgage-related securities depends in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Some mortgage-related securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-related security will influence the yield of that security, affecting the Fund's yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund to the extent they retain the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates then those of their previous investments. If this occurs, the Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-related securities, reducing their sensitivity to changes in market interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-related securities may contain elements of credit enhancement, consisting of either: (1) liquidity protection; or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these. The Fund will not pay any additional fees for credit enhancements for mortgage-related securities, although the credit enhancement may increase the costs of the mortgage-related securities.

NON-INVESTMENT GRADE SECURITIES. The Fund may invest in securities rated below the fourth highest rating category by an NRSRO or which are unrated and judged by the Adviser to be comparable quality. Such high risk securities (commonly referred to as "junk bonds") are not considered to be investment grade and have speculative or predominantly speculative characteristics. Non-investment grade, high risk securities provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These lower rated securities involve greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of lower rated securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates.

D.      OPTIONS AND FUTURES

1.      GENERAL

Each Fund may seek to hedge against either a decline in the value of securities it owns or an increase in the price of securities which it plans to purchase by purchasing and writing (selling) covered options on securities in which it invests and on any securities index based in whole or in part on securities in which the Fund may invest. Payson Value Fund may also buy and sell stock index futures and Payson Total Return Fund may buy and sell stock index futures. Both Funds may purchase and sell futures contracts on Treasury bills, Treasury bonds and other financial instruments and may write covered call options and purchase and sell out and call options on those futures contracts. The Funds may only invest in options traded on an exchange or in an over-the-counter market.

The Trust, on behalf of the Funds, has filed a notice with the National Futures Association claiming exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "Act") and therefore the Funds are not subject to registration or regulation as a commodity pool operator under the Act.

2.      OPTIONS AND FUTURES STRATEGIES

OPTIONS ON SECURITIES. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors, including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

OPTIONS ON INDICES. An index assigns relative values to the securities in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash and do not involve delivery of securities. Thus, upon exercise of index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the index.

OPTIONS ON FUTURES. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell a security, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

FUTURES CONTRACTS AND INDEX FUTURES CONTRACTS. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security or a currency, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

3.      LIMITATIONS ON OPTIONS AND FUTURES TRANSACTIONS

A Fund will not hedge more than 30% of its total assets by selling futures contracts, buying put options and writing call options. In addition, a Fund will not buy futures contracts or write put options whose underlying value exceeds 10% of the Fund's total assets. A Fund will also not purchase call options if the underlying value of all such options would exceed 5% of the Fund's total assets. A Fund will not enter into futures contracts and options, if immediately thereafter, more than 5% of the Fund's total assets would be invested in these options or committed to margin on futures contracts.

Each Fund will only invest in futures and options contracts after providing notice to its shareholders and filing a notice of eligibility (if required) and otherwise complying with the requirements of the CFTC. The CFTC's rules provide that the Funds are permitted to purchase such futures or options contracts only:
(1) for bona fide hedging purposes within the meaning of the rules of the CFTC; provided, however, that in the alternative with respect to each long position in a futures or options contract entered into by a Fund, the underlying commodity value of such contract at all times does not exceed the sum of cash, short-term United States debt obligations or other United States dollar denominated short-term money market instruments set aside for this purpose by the Fund, accrued profit on the contract held with a futures commission merchant and cash proceeds from existing Fund investments due in 30 days; and (2) subject to certain other limitations.

4.      RISKS OF OPTIONS AND FUTURES TRANSACTIONS

There are certain investment risks associated with options and futures transactions. These risks include: (1) dependence on the Adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which a Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund's ability to limit exposures by closing its positions.

Other risks include the inability of a Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices on related options during a single trading day. A Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. A Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. A Fund's activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce a Fund's yield.

E.      ILLIQUID AND RESTRICTED SECURITIES

1.      GENERAL

A Fund may not acquire securities or invest in repurchase agreements if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in illiquid securities. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) except as otherwise determined by the Adviser, securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").

2.      RISKS

Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. A Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

3.      DETERMINATION OF LIQUIDITY

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid.

F.      LEVERAGE TRANSACTIONS

1.      GENERAL

Each Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to a Fund through an investment technique is used to make additional Fund investments. Lending portfolio securities and purchasing securities on a when-issued, delayed delivery or forward commitment basis. The Funds use these investment techniques only when the Adviser believes that the leveraging and the returns available to the Funds from investing the cash will provide investors a potentially higher return.

SECURITIES LENDING. As a fundamental policy, each Fund may lend portfolio securities or participate in repurchase agreements in an amount up to 10% of its total assets to brokers, dealers and other financial institutions. Repurchase agreements are transactions in which a Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If a Fund enters into a repurchase agreement, it will retain possession of the purchased securities and any underlying collateral. Securities loans and repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund's loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest. In a portfolio securities lending transaction, a Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of a Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of a Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Funds may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV. A purchase of securities on a "when-issued" or "forward commitment basis" will not be made if, as a result, more than 15% of a Fund's total assets would be committed to such transactions.

2.      RISKS

Leverage creates the risk of magnified capital losses. Losses incurred by a Fund may be magnified by borrowings and other liabilities that exceed the equity base of the Fund. Leverage may involve the creation of a liability that requires a Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the net asset value of the Fund's securities and the relatively greater effect on the net asset value of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

SEGREGATED ACCOUNTS. In order to attempt to reduce the risks involved in various transactions involving leverage, each Fund's custodian will set aside and maintain, in a segregated account, cash and liquid securities. The account's value, which is marked to market daily, will be at least equal to a Fund's commitments under these transactions.

G.      FOREIGN SECURITIES

Each Fund may invest up to 20% of their total assets in foreign securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of your assets.

Dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Commission rates payable on foreign transactions are generally higher than in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States, and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by a Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and a Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after a Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

H.      CORE AND GATEWAY(R)

Each Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. A Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to a Fund's shareholders. The Board will not convert a Fund to a Core and Gateway structure without notice to the shareholders.

I.      SECURITIES OF INVESTMENT COMPANIES

Payson Total Return Fund may invest in the securities of any investment company to the extent permitted by the 1940 Act.

J.      CASH OR CASH EQUIVALENTS

The Payson Total Return Fund may invest a significant portion of its total assets in cash or cash equivalents if the Adviser is unable to find investments selling at discounts to what the Adviser believes is their fair intrinsic value.

K.      TEMPORARY DEFENSIVE POSITION

Each Fund may assume a temporary defensive position and may invest without limit in money market instruments that are of prime quality. Prime quality money market instruments are those instruments that are rated in one of the two short-term highest rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, time deposits, bankers' acceptances and certificates of deposit issued by domestic banks, corporate notes and short-term bonds and money market mutual funds. Each Fund may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which each Fund may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

Under normal circumstances, Payson Total Return Fund may also invest in money market instruments that are rated in one of the two highest rating categories by an NRSRO or, if unrated, are judged by the adviser to be of comparable quality.

2.      INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------
For purposes of all investment policies of the Funds: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of a Fund and the Fund's investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of a Fund may be changed by the Board without shareholder approval.

A.      FUNDAMENTAL LIMITATIONS

Each Fund has adopted the following investment limitations, that cannot be changed by the Board without shareholder approval. Neither Fund may:

1.      BORROWING

Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33 1/3% of the Fund's total assets (computed immediately after the borrowing).

2.      CONCENTRATION

Purchase securities, other than U.S. Government Securities, if, immediately after each purchase, more than 25% of the Fund's total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry.

3.      DIVERSIFICATION

With respect to 75% of its assets, purchase securities, other than U.S. Government Securities, of any one issuer, if: (1) more than 5% of the Fund's total assets taken at market value would at the time of purchase be invested in the securities of that issuer; or (2) such purchase would at the time of purchase cause the Fund to hold more than 10% of the outstanding voting securities of that issuer.

4.      UNDERWRITING ACTIVITIES

Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

5.      MAKING LOANS

Make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of commercial paper or debt securities which are otherwise permissible investments.

6.      PURCHASES AND SALES OF REAL ESTATE

Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

7.      PURCHASES AND SALES OF COMMODITIES

Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

8.      ISSUANCE OF SENIOR SECURITIES

Issue senior securities except pursuant to Section 18 of the Investment Company Act of 1940 ("1940 Act") and except that the Fund may borrow money subject to investment limitations specified in the Fund's Prospectus.

9.      OIL, GAS & MINERAL EXPLORATION

Invest in interests in oil or gas or interests in other mineral exploration or development programs.

A.      NONFUNDAMENTAL LIMITATIONS

Each Fund has adopted the following nonfundamental investment limitations that may be changed by the Board without shareholder approval. Neither Fund may:

1.      PLEDGING

Pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

2.      MARGIN AND SHORT SALES

Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

3.      BORROWING

Purchase securities for investment while any borrowing equaling 10% or more of the Fund's total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding 10% of the value of the Fund's total assets.

4.      ILLIQUID SECURITIES

Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than: (1) 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act ("Restricted Securities"); or (2) 10% of the Fund's total assets would be invested in Restricted Securities.

5.      REAL PROPERTY

Purchase or sell real property (including limited partnership interests but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies, which invest in real estate.)

In addition, the Payson Value Fund may not:

6.      INVESTMENT IN OTHER INVESTMENT COMPANIES

Invest in securities of another registered investment company, except in connection with a merger, consolidation, acquisition or reorganization; and except that the Fund may invest up to 10% of its total assets in money market funds and privately-issued mortgage related securities to the extent permitted by the 1940 Act.

7.      WARRANTS

Invest in warrants if: (1) more than 5% of the value of the Fund's net assets will be invested in warrants (valued at the lower of cost or market); or (2) more than 2% of the value of the Fund's net assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. For purpose of this limitation, warrants acquired by the Fund in units or attached to securities are deemed to have no value.

3.      MANAGEMENT
--------------------------------------------------------------------------------

A.      TRUSTEES AND OFFICERS

The Board is responsible for managing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and the senior officers of the Fund. The fund complex includes the Trust and two other investment companies (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees twenty-nine portfolios in the Fund Complex. No Trustee is a director of any public company or registered investment company.

-------------------------------------------------------------------------------------------------------------------
                                             TERM OF OFFICE
                             POSITION             AND                      PRINCIPAL OCCUPATION(S)
         NAME                WITH THE           LENGTH OF                         DURING
    AND BIRTH DATE            TRUST           TIME SERVED                      PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------
J. Michael Parish          Chairman         Since 1989          Retired; Partner, Wolfe, Block, Schorr and
Born: November 9, 1943     Trustee          (Chairman since     Solis-Cohen LLP (law firm) 2002 - 2003; Partner,
                                            2004)               Thelen Reid & Priest LLP (law firm) from 1995 -
                                                                2002.
-------------------------------------------------------------------------------------------------------------------
Costas Azariadis           Trustee          Since 1989          Professor of Economics, University of
Born: February 15, 1943                                         California-Los Angeles; Visiting Professor of
                                                                Economics, Athens University of Economics and
                                                                Business 1998 - 1999.
-------------------------------------------------------------------------------------------------------------------
James C. Cheng             Trustee          Since 1989          President, Technology Marketing Associates
Born: July 26, 1942                                             (marketing company for small and medium sized
                                                                businesses in New England).
-------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
-------------------------------------------------------------------------------------------------------------------
John Y. Keffer             Trustee          Since 1989          President, Citigroup's fund services division
Born: July 15, 1942                                             since 2003; President, Forum Financial Group, LLC
                                                                ("Forum") (a fund services company acquired by
                                                                Citigroup in 2003).
-------------------------------------------------------------------------------------------------------------------
OFFICERS
-------------------------------------------------------------------------------------------------------------------
Simon D. Collier           President        Since 2005          Managing Director and Principal Executive
Born:  October 22, 1961                                         Officer, Foreside Fund Services, LLC since 2005;
                                                                Chief Operating Officer and Managing Director,
                                                                Global Fund Services, Citibank, N.A. from
                                                                2003-2005; Managing Director, Global Securities
                                                                Services for Investors, Citibank, N.A. from
                                                                1999-2003.
-------------------------------------------------------------------------------------------------------------------
David I. Goldstein         Chief            Since 2003 (Chief   Director, Citigroup's fund services division
Born: August 3, 1961       Administrative   Administrative      since 2003; Director of Business Product
                           Officer          Officer since 2005  Development, Forum 1999 - 2003.
                                            and President
                                            2003-2005)
-------------------------------------------------------------------------------------------------------------------
Carl A. Bright             Principal         Since 2005         President, Foreside Fund Services, LLC;
Born: December 20, 1957    Financial                            Consultant, Foreside Solutions, LLC 2000 - 2003
                           Officer                              (mutual fund development company).
-------------------------------------------------------------------------------------------------------------------
Beth P. Hanson             Vice President/   Since 2003         Relationship  Manager,  Citigroup's  fund  services
Born: July 15, 1966        Assistant                            division  since 2003;  Relationship  Manager,  Forum
                           Secretary                            1999 - 2003.
-------------------------------------------------------------------------------------------------------------------
Sara M. Morris             Vice President   Since 2004          Director and Relationship Manager, Citigroup's
Born: September 18, 1963                                        fund services division since 2004; Chief
                                                                Financial Officer, The VIA Group, LLC (strategic
                                                                marketing company) 2000 - 2003.
-------------------------------------------------------------------------------------------------------------------
Trudance L. Bakke          Treasurer        Since 2005          Manager, Citigroup's fund services division since
Born: August 11,                                                2003; Senior Manager of Corporate Finance, Forum
1971                                                            1999-2003.
-------------------------------------------------------------------------------------------------------------------
David M. Whitaker          Secretary        Since 2004          Senior Manager, Citigroup's fund services
Born: September 6, 1971                                         division since 2004; Assistant Counsel, PFPC,
                                                                Inc. (a fund services company) 1999 - 2004.
-------------------------------------------------------------------------------------------------------------------

               TRUSTEE OWNERSHIP IN FAMILY OF INVESTMENT COMPANIES

--------------------------------------------------------------------------------
                                                     AGGREGATE DOLLAR RANGE OF
                                                    OWNERSHIP AS OF DECEMBER 31,
                      DOLLAR RANGE OF BENEFICIAL   2004 IN ALL FUNDS OVERSEEN BY
                        OWNERSHIP IN THE FUND       TRUSTEE IN THE FAMILY OF
       TRUSTEES        AS OF DECEMBER 31, 2004         INVESTMENT COMPANIES
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
Costas Azariadis                 None                          None
--------------------------------------------------------------------------------
James C. Cheng                   None                          None
--------------------------------------------------------------------------------
J. Michael Parish                None                      Over $100,000
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------
John Y. Keffer                   None                    $10,001 to 50,000
--------------------------------------------------------------------------------

B.      OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES

As of December 31, 2004, no Independent Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

C.      INFORMATION CONCERNING TRUST COMMITTEES

AUDIT COMMITTEE. The Trust's Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent public accountants to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended March 31, 2005, the Audit Committee met 4 times.

NOMINATING COMMITTEE. The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider nominees for Independent Trustees recommended by security holders. During the fiscal year ended March 31, 2005, the Nominating Committee did not meet.

VALUATION COMMITTEE. The Trust's Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer and Parish, certain officers of the Trust, and a senior representative of the investment adviser to the Trust series requiring fair valuation. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining NAV per share of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the fiscal year ended March 31, 2005, the Valuation Committee met 14 times.

QUALIFIED LEGAL COMPLIANCE COMMITTEE. The Qualified Legal Compliance Committee (the "QLCC'), which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended March 31, 2005, the QLCC did not meet.

D.      COMPENSATION OF TRUSTEES AND OFFICERS

Each Independent Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,250 for the Chairman), $500 for each short special Board meeting attended and $1,500 for each major special Board meeting attended whether the regular or special Board meetings are attended in person or by electronic communication. Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. Mr. Keffer receives no compensation (other than reimbursement for travel and related expenses) for service as Trustee. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Funds and the Fund Complex for the fiscal year ending March 31, 2005 of the Fund.

--------------------------------------------------------------------------------
                                                                      TOTAL
                                                                  COMPENSATION
                     COMPENSATION                                FROM TRUST AND
    TRUSTEE           FROM FUNDS      BENEFITS    RETIREMENT      FUND COMPLEX
--------------------------------------------------------------------------------
Costas Azariadis     $       593     $       0     $      0      $       36,200
--------------------------------------------------------------------------------
James C. Cheng       $       593     $       0     $      0      $       36,200
--------------------------------------------------------------------------------
J. Michael Parish    $       717     $       0     $      0      $       43,775
--------------------------------------------------------------------------------

E.      INVESTMENT ADVISER

1.      SERVICES OF ADVISER

The Adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement (the "Agreement") with the Trust. Under the Agreement, the Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing a Fund's investments and effecting portfolio transactions for a Fund.

2.      OWNERSHIP OF ADVISER

The Adviser is a privately-owned company incorporated under the laws of the State of Maine in 1987.

3.      INFORMATION CONCERNING ACCOUNTS MANAGED BY PORTFOLIO MANAGER

The Adviser has provided the following information regarding other accounts managed by each Fund's Portfolio Manager and conflicts of interest.

As of March 31, 2005, John C. Knox acted as Portfolio Manager for 221 other accounts with a total market value of $135 million and Peter E. Robbins acted as Portfolio Manager for 170 other accounts with a total market value of $190 million. None of these accounts pay the Adviser a performance based advisory fee. As of March 31, 2005, neither Mr. Knox nor Mr. Robbins managed any other registered investment companies or pooled investment vehicles.

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one account. The investment objectives of the other accounts managed by Messrs. Knox and Robbins are different than those of the Funds; thus no material conflict of interest with respect to investment opportunities is expected. However, the management of multiple accounts may result in a Portfolio Manager devoting unequal time and attention to the management of a Fund and/or other account.

If a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

There is no guarantee that such procedures will detect each and every situation in which a conflict arises.

4.      INFORMATION CONCERNING COMPENSATION OF PORTFOLIO MANAGER

The Adviser has provided the following information regarding Portfolio Manager compensation.

The Portfolio Managers are compensated by the Adviser with a fixed salary and a cash bonus. Neither Portfolio Manager has specific bonuses or incentive arrangements tied to performance of the Funds or any other specific account. The Adviser's Compensation Committee determines on an annual basis, subject to approval of the Adviser's full Board, the salary and bonus participation rate of each Portfolio Manager. The salary and bonus are determined subjectively based upon a multitude of attributes that helps evaluate the value that individual adds to the Adviser, including product knowledge, marketing and sales ability and success at opening new client relationships, portfolio management skills, production and work ethic, technology skills, communication skills - written and oral, knowledge of the marketplace, loyalty and longevity, operational understanding, creativity, and other skills or attributes as determined by the Adviser's Compensation Committee.

5.      PORTFOLIO MANAGER OWNERSHIP IN THE FUNDS

The Adviser has provided the following information regarding Portfolio Manager ownership in the Fund that they manage.

--------------------------------------------------------------------------------
                              DOLLAR RANGE OF BENEFICIAL OWNERSHIP IN THE FUNDS
                                                     AS
  PORTFOLIO MANAGER                         OF DECEMBER 31, 2004
--------------------------------------------------------------------------------
John C. Knox                                   $10,001-50,000
--------------------------------------------------------------------------------
Peter E. Robbins                               $10,001-50,000
--------------------------------------------------------------------------------

6.      FEES

The Adviser's fee is calculated as a percentage of the applicable Fund's average daily net assets. The fee is accrued daily by the Funds and is paid monthly based on average daily net assets for the previous month.

In addition to receiving its advisory fee from each Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invested in a Fund. If you have a separately managed account with the Adviser with assets invested in a Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of the fees payable by each Fund to the Adviser, the amount of fees waived by the Adviser and the actual fees received by the Adviser. The data is presented for the past three fiscal years.

7.      OTHER PROVISIONS OF ADVISER'S AGREEMENT

The Agreement remains in effect for a period of two years from the date of its effectiveness. Subsequently, the Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party.

The Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on not more than 60 days' (but not less than 30 days') written notice to the Trust. The Agreement terminates immediately upon assignment.

Under the Agreement, the Adviser is not liable for any mistake of judgment, or in any event whatsoever, except for willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

8.      ADVISORY AGREEMENT APPROVAL

At the June 8, 2005 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Funds (the "Advisory Agreement"). In evaluating the Advisory Agreement for the Funds, the Board reviewed materials furnished by the Adviser and the Administrator, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered: (1) the nature, extent and quality of the services provided to the Funds by the Adviser, including information on the investment performance of the Adviser; (2) the advisory fees and total expense ratios of the Funds compared to relevant peer groups of funds; (3) the costs of the services provided and profitability to the Adviser with respect to its relationship with the Funds;
(4) the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee reflects these economies of scale for the benefit of Fund investors; and (5) other benefits received by the Adviser from its relationship with the Funds. In particular, the Board focused on the factors discussed below.

The Board met with senior management of the Adviser and discussed the adequacy of resources and the background and quality of the investment management team. The Board considered the financial solvency of the Adviser after reviewing the Adviser's financials (and a summary of its Errors and Omissions Insurance policy). Based on the foregoing, the Board concluded that the Adviser was sufficiently capitalized to remain economically viable during the coming year and possessed the resources necessary to meet its investment mandate.

In considering the nature, extent and quality of the services provided to the Funds by the Adviser, the Board observed that there have been no major changes in either the type of investments purchased by the Adviser or in each Fund's investment strategy. The Board considered that the Adviser directs all trades through its brokerage services, which has resulted in lower commissions paid by each Fund. The Board concluded that the use of an affiliated broker was appropriate and consistent with the law. The Adviser represented that it would continue to provide high quality portfolio management services to the Funds. In addition, the Adviser represented that it had no apparent legal or compliance problems that would interfere with the Funds' management. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Funds by the Adviser.

The Board then considered the Funds' performance. Specifically, the Board considered that Payson Total Return Fund outperformed its benchmark for the five-year period ended March 31, 2005 while underperforming its benchmark for the one- and three-year periods ended March 31, 2005. The Board also considered that although Payson Value Fund underperformed its benchmark for the three-month and one-and three-year periods ended March 31, 2005, the Fund outperformed its benchmark for the 5-year period ended March 31, 2005. The Board concluded that the Funds' performance was reasonable in comparison to their peers and benchmarks and that the Funds benefited from the Adviser's management. The Board also concluded that the Funds' performance was relatively good over the long term.

The Board then considered the Adviser's compensation for providing advisory services to the Funds and analyzed comparative information on fees and total expenses of similar mutual funds. The Board noted that the Adviser's gross and net advisory fees were consistent with their Lipper Inc. peer groups. The Board also observed that the Funds' total expenses were higher than the mean and median total expenses for their Lipper Inc. peer groups but viewed favorably the Adviser's agreement to voluntarily waive 0.25% its fee and reimburse Fund expenses. The Board also recognized that it was difficult to make comparisons of expense ratios because of the variations in the services that are included in the fees paid by other funds. The Board concluded that the Adviser's advisory fee, after waivers, was reasonable and consistent with the Lipper Inc. peer group average.

The Board considered the profitability of the Adviser. The Board concluded that the level of the Adviser's profits was not excessive in light of the services provided by the Adviser on behalf of the Funds as well as the Adviser's current voluntary waiver of a portion of its contractual fee equivalent to 0.25% of assets managed. The Board then considered whether the Funds would benefit from any economies of scale, noting that the investment advisory fee for the Funds does not contain breakpoints. The Board considered the size of each Fund and concluded that it would not be necessary to consider the implementation of fee breakpoints.

Finally, the Adviser represented that it did not have soft dollar arrangements with other parties. Based on the foregoing, the Board concluded that other benefits received by the Adviser from its relationship with the Funds was not a material factor to consider in approving the continuation of the Advisory Agreement.

Prior to voting, the Board reviewed a memorandum from counsel discussing the legal standards for its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement in a private session with counsel at which no representatives of the Adviser were present. Based upon its review, the Board concluded that the approval of the Advisory Agreement was reasonable, fair and in the best interests of the Funds and their respective shareholders.

D.      DISTRIBUTOR

1.      DISTRIBUTION SERVICES

The Distributor is the distributor (also know as principal underwriter) of the shares of each Fund and is located at Two Portland Square, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc.

Under a distribution agreement with the Trust (the "Distribution Agreement"), the Distributor acts as the agent of the Trust in connection with the offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best effort basis. The Distributor has no obligation to sell any specific quantity of Fund shares.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a "Financial Institution," collectively, the "Financial Institutions") for distribution of shares of the Fund. The Financial Institutions may accept purchase, redemption, and other requests on behalf of the Fund. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. The Funds no longer impose a sales charge on the purchase of Fund shares. Prior to May 13, 2002, the Distributor received, and reallowed to certain financial institutions, the sales charge paid by the purchasers of each Fund's shares. The aggregate sales charges payable to the Distributor as well as any amount reallowed to financial institutions with respect to each Fund are outlined in Table 2 in Appendix B. The data presented is for the past three fiscal years.

Table 2 in Appendix B shows the aggregate sales charges paid to the Distributor, the amount of sales charge reallowed by the Distributor, and the amount of sales charge retained by the Distributor. The data presented is for the past three fiscal years (or shorter depending on a Fund's commencement of operations).

2.      COMPLIANCE SERVICES

Under a Compliance Services Agreement (the "Compliance Agreement") with the Trust and subject to approval by the Board, the Distributor provides a Chief Compliance Officer ("CCO") and Sarbanes-Oxley certifying officers ("Certifying Officers") to the Trust as well as certain additional compliance support functions ("Compliance Services").

For making available the CCO and Certifying Officer and for providing the Compliance Services under the Compliance Agreement, the Distributor receives a fee from the Funds of (i) $32,500 per year and an (ii) annual fee of 0.01% of each Fund's average daily net assets, subject to an annual maximum of $20,000 per Fund. Pursuant to the Administration Agreement between the Trust and Administrator, the Administrator has agreed to pay the Distributor directly for the Compliance Services rendered to the Funds.

The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Trust or by the Distributor with respect to the Funds on 60 days' written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO and Certifying Officer services, may be terminated at any time by the Board, effective upon written notice to the CCO and Certifying Officers, without the payment of any penalty.

Under the Compliance Agreement, the Distributor is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, the Distributor and certain related parties (such as the Distributors officers and persons who control the Distributor) are indemnified by the Trust against any and all claims and expenses related to the Distributor's actions or omissions, except for any act or omission resulting from the Distributor's willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

Table 3 in Appendix B shows the dollar amount of the fees accrued by the Fund to the Distributor for Compliance Services, the amount of the fee waived by the Distributor, and the actual fees received by the Distributor. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

E.      OTHER FUND SERVICE PROVIDERS

1.      ADMINISTRATOR

As administrator, pursuant to an administration agreement with the Trust (the "Administration Agreement"), the Administrator is responsible for the supervision of the overall management of the Trust, providing the Trust with general office facilities and providing persons satisfactory to the Board to serve as officers of the Trust.

For its services, the Administrator receives a fee from each Fund at an annual rate of 0.20% of the average daily net assets of the Fund. The fee is accrued daily by the Funds and is paid monthly based on average net assets for the previous month. The Administrator pays the Trust's financial obligations for Compliance Services performed under the Compliance Agreement with respect to the Fund.

The Administration Agreement with respect to the Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Administration Agreement is terminable with or without cause and with respect to the Fund, and without penalty, by the Trust or by the Administrator with respect to the Fund on 90 days' written notice to the Trust. The Administration Agreement is also terminable for cause by the non-breaching party on at least 30 days' written notice to the other party.

Under the Administration Agreement, the Administrator is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement. Under the Administration Agreement, the Administrator and certain related parties (such as the Administrator's officers and persons who control the Administrator) are indemnified by the Trust against any and all claims and expenses related to the Administrator's actions or omissions that are consistent with the Administrator's contractual standard of care.

Table 4 in Appendix B shows the dollar amount of the fees payable by the Funds to the Administrator, the amount of the fee waived by the Administrator, and the actual fees received by the Administrator. The data presented is for the past three fiscal years.

2.      FUND ACCOUNTANT

As fund accountant, pursuant to an accounting agreement with the Trust (the "Accounting Agreement"), the Accountant provides fund accounting services to each Fund. These services include calculating the NAV per share of each Fund (and class) and preparing the Funds' financial statements and tax returns.

For its services, the Accountant receives a fee from each Fund at an annual rate of $36,000, plus an annual fee of $3,000 for the preparation of tax returns and certain surcharges based upon the number and type of a Fund's portfolio transactions, asset levels and positions. The fee is accrued daily by the Funds and is paid monthly.

The Accounting Agreement with respect to the Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Accounting Agreement is terminable with or without cause and without penalty by the Trust or by the Accountant with respect to the Fund on 90 days' written notice to the Trust. The Accounting Agreement is also terminable for cause by the non-breaching party on at least 30 days' written notice to the other party.

Under the Accounting Agreement, the Accountant is not liable for any action or omission in the performance of its duties to a Fund, except for willful misfeasance, bad faith, gross negligence or by reason of reckless disregard of its obligations and duties under the agreement. Under the Accounting Agreement, the Accountant and certain related parties (such as the Accountant's officers and persons who control the Accountant) are indemnified by the Trust against any and all claims and expenses related to the Accountant's actions or omissions that are consistent with the Accountant's contractual standard of care.

Under the Accounting Agreement, in calculating a Fund's NAV per share, the Accountant is deemed not to have committed an error if the NAV per share it calculates is within 1/10 of 1% of the actual NAV per share (after recalculation). The agreement also provides that the Accountant will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal 1/2 of 1% or if the loss in the shareholder's account with the Trust is less than or equal to $10.00. In addition, the Accountant is not liable for the errors of others, including the companies that supply securities prices to the Accountant and the Funds.

Table 5 in Appendix B shows the dollar amount of the fees payable by the Funds to the Accountant, the amount of the fee waived by the Accountant, and the actual fees received by the Accountant. The data presented is for the past three fiscal years.

3.      TRANSFER AGENT

As transfer agent and distribution paying agent, pursuant to a transfer agent agreement with the Trust (the "Transfer Agent Agreement"), the Transfer Agent maintains an account for each shareholder of record of a Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the Office of Comptroller of the Currency.

4.      CUSTODIAN

The Custodian, pursuant to an agreement with the Trust, safeguards and controls the Funds' cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of a Fund's domestic and foreign assets. The Custodian is located at 388 Greenwich Street, New York, NY 10013.

5.      LEGAL COUNSEL

Kirkpatrick & Lockhart Nicholson Graham LLP, passes upon legal matters in connection with the issuance of shares of the Trust.

6.      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, an independent registered public accounting firm, have been selected as auditors for each Fund. The auditor audits the annual financial statements of each Fund and provides the Funds with an audit opinion. The auditors also review certain regulatory filings of each Fund and each Fund's tax returns.

4.      PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

A.      HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected; (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

Purchases of securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B.      COMMISSIONS PAID

Table 6 in Appendix B shows the aggregate brokerage commissions paid by each Fund as well as aggregate commissions paid to an affiliate of the Funds of the Adviser. The data is presented for the past three fiscal years.

1.      ADVISER RESPONSIBILITY FOR PURCHASES AND SALES AND CHOOSING
        BROKER-DEALERS

The Adviser places orders for the purchase and sale of securities with brokers and dealers selected by and in the discretion of the Adviser. No Fund has any obligation to deal with any specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of each Fund rather than by any formula.

In selecting a broker or dealer, the Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable broker commission or dealer spread), the size of order, difficulty of execution and efficiency of the firm's facilities and the firm's risk in positioning blocks of securities. While the Adviser seeks reasonably competitive trade execution costs, the Fund does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to the Adviser and its clients, including the Fund. In return for such services the Adviser may pay a higher commission than other brokers would charge if the Adviser determines in good faith that the commission is reasonable in relation to the services provided.

The Adviser does not consider sales of shares of the Fund (or any other mutual fund it may advise in the future) as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of mutual funds advised by the Adviser neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

There are occasions on which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Adviser, some of which accounts may have similar investment objectives. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser believes that to do so will be in the best interest of the affected accounts. When such concurrent authorizations occur, the objective will be to allocate the execution in a manner equitable to the accounts involved. Clients are typically allocated securities with prices averaged on a per-share or per-bond basis.

2.      OBTAINING RESEARCH FROM BROKERS

The Adviser has full brokerage discretion. The Adviser evaluates the range and quality of a broker's services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser's own internal research and investment strategy capabilities. This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of the Adviser's accounts, although a particular client may not benefit from all the research received on each occasion. The Adviser's fees are not reduced by reason of the Adviser's receipt of research services. Since most of the Adviser's brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Adviser's clients and the Fund's investors.

The Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

3.      COUNTERPARTY RISK

The Adviser monitors the creditworthiness of counterparties to each Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

4.      TRANSACTIONS THROUGH AFFILIATES

The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

5.      OTHER ACCOUNTS OF THE ADVISER

Investment decisions for the Funds are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for a Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

6.      PORTFOLIO TURNOVER

The frequency of portfolio transactions of a Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all of the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains or losses.

C.      SECURITIES OF REGULAR BROKER-DEALERS

From time to time a Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year. Table 7 in Appendix B lists the regular brokers and dealers of each fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the relevant Fund's holdings of those securities as of that Fund's most recent fiscal year.

D.      PORTFOLIO HOLDINGS

Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in filings with the SEC. Portfolio holdings as of the end of the Fund's annual and semi-annual fiscal periods are reported within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days of the end of each period). Portfolio holdings as of the end of the first and third fiscal quarters are reported within 60 days of the end of those periods. You may request a copy of the Fund's latest semi-annual report to shareholders by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Funds' latest Form N-Q by accessing the SEC's website at www.sec.gov.

In addition, the Adviser may make publicly available, on a quarterly basis, information regarding the Fund's top ten holdings (including name and percentage of the Fund's assets invested in each such holding) and the percentage breakdown of the Fund's investments by country, sector and industry, as applicable. This information is made available through marketing communications (including advertisements and sales literature), and/or the Transfer Agent telephone customer service center. This information is released within 15 days after the quarter end.


The Board has authorized disclosure of the Fund's nonpublic portfolio holdings information to certain persons who provide services on behalf of the Fund or to its service providers in advance of public release. The Adviser, Citigroup and the Custodian have regular and continuous access to the Fund's portfolio holdings. In addition, the officers and the Distributor, as well as proxy voting services, mailing services and financial printers may have access to the Fund's nonpublic portfolio holdings information on an ongoing basis. The Trustees, independent accountants and legal counsel to the Fund and to the Independent Trustees may receive information on an as needed basis. Mailing services (ADP) and financial printers (RR Donnelley) receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter. The Board may authorize additional disclosure of the Fund's portfolio holdings.

No compensation is received by the Fund, nor, to the Fund's knowledge, paid to the Adviser or any other person in connection with the disclosure of the Fund's portfolio holdings. The Trust's, Adviser's, Administrator's and Distributor's codes of ethics (collectively, "Codes") are intended to address potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings. The Fund's service providers are subject to confidentiality provisions contained within their service agreements, professional codes, or other policies that address conflicts of interest arising from the misuse of this information.

The Fund's portfolio holdings disclosure policy is periodically reviewed by the Board from time to time. In order to help ensure that this policy is in the best interests of Fund shareholders as determined by the Board, the CCO will make an annual report to the Board. In addition, the Board will receive any interim reports that the CCO may deem appropriate. Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Adviser, the Distributor or any of their affiliates will be reported to the Board for appropriate action.

5.      PURCHASE AND REDEMPTION INFORMATION
--------------------------------------------------------------------------------

A.      GENERAL INFORMATION

You may effect purchases or redemptions or request any shareholder privilege in person at the Transfer Agent's offices located at Two Portland Square, Portland, Maine 04101.

The Funds accept orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund's availability.

Shares of the Fund are sold on a continuous basis by the Distributor. The Funds reserve the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, a Fund may accept portfolio securities that meet the investment objective and policies of a Fund as payment for Fund shares. A Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

1.      IRAS

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the contribution is received.

2.      UGMAS/UTMAS

If the trustee's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the investor must provide a copy of the trust document.

3.      PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through Financial Institutions. The Financial Institutions may accept purchase, redemption, and other requests on behalf of the Funds. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of a Fund. Your order will be priced at a Fund's NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the terms of the Funds' prospectus or with its contractual arrangements with the Fund and/or its agents. The Fund is not responsible for the failure of any financial institution to carry out its obligations to you.

Financial Institutions may charge their customers a fee for their services and are responsible for transmitting purchase, redemption and other requests to the Funds. If you purchase shares through a Financial Institution, you will be subject to the Financial Institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in a Fund directly.

Investors purchasing shares of a Fund through a Financial Institution should read any materials and information provided by the Financial Institution to acquaint themselves with its procedures and any fees that the Financial Institution may charge.

B.      ADDITIONAL REDEMPTION INFORMATION

A Fund may redeem shares involuntarily to (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or (2) to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Fund's shares as provided in the Prospectus.

1.      SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of a Fund.

2.      REDEMPTION-IN-KIND

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, each Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which each Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of a Fund's total net assets, whichever is less, during any 90-day period.

C.      NAV DETERMINATION

In determining a Fund's NAV per share, securities for which market quotations are readily available are valued at current market value using the last reported sales price provided by independent pricing services. If no sale price is reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

D.      DISTRIBUTIONS

Distributions of net investment income will be reinvested at a Fund's NAV per share as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV per share of a Fund on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

6.      TAXATION
--------------------------------------------------------------------------------

The tax information set forth in the Prospectus and the information in this section relates solely to U.S. federal income tax law and assumes that each Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key federal income tax considerations affecting each Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Funds and their shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

A.      QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund intends for each tax year to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of a Fund.

The tax year-end of each Fund is March 31 (the same as each Fund's fiscal year end).

1.      MEANING OF QUALIFICATION

As a regulated investment company, a Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify as a regulated investment company, a Fund must satisfy the following requirements:

  . The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by a Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

  . The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities.

  . The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

2.      FAILURE TO QUALIFY

If for any tax year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of a Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on a Fund's income and performance. It is possible that a Fund will not qualify as a regulated investment company in any given tax year.

B.      FUND DISTRIBUTIONS

Each Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of a Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal income tax rate of 15% (5% for individuals in lower tax brackets) if paid on or before December 31, 2008. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder. To the extent a Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

Each Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but a Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares. These distributions will not qualify for the dividends-received deduction.

Each Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in the Funds' financial statements. Any such losses may not be carried back.

Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by a Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive a distribution in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares with a NAV at the time of purchase reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of a Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) to you during the year.

C.      CERTAIN TAX RULES APPLICABLE TO THE FUNDS' TRANSACTIONS

For federal income tax purposes, when put and call options purchased by a Fund expire unexercised, the premiums paid by a Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by a Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by a Fund. When a Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by a Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Fund at the end of each tax year are "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by a Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. Each Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of
Section 1256.

Any option, futures contract, or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund if all of the offsetting positions consist of Section 1256 contracts.

Under current federal tax law, if a Fund invests in bonds issued with "original issue discount", the Fund generally will be required to include in income as interest each year, in addition to stated interest received on such bonds, a portion of the excess of the face amount of the bonds over their issue price, even though the Fund does not receive payment with respect to such discount during the year. With respect to "market discount bonds" (i.e., bonds purchased by a Fund at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon), the Fund may likewise elect to accrue and include in income each year a portion of the market discount with respect to such bonds. As a result, in order to make the distributions necessary for a Fund not to be subject to federal income or excise taxes, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Fund has actually received as interest during the year.

D.      FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. A Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, each Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

Each Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E.      SALE OR REDEMPTION OF SHARES

In general, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or redemption (a "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

F.      BACKUP WITHHOLDING

A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions, and the proceeds of redemptions of shares, paid to any shareholder: (1) who has failed to provide a correct taxpayer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to a Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax; rather any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

G.      FOREIGN SHAREHOLDERS

Taxation of a shareholder who under the Code is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of ordinary income (excluding short-term capital gains and portfolio interest income paid during taxable years of the Fund beginning before January 1, 2008) paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. The foreign shareholder generally would be exempt from U.S. federal income tax on gain realized on the sale of shares of a Fund and distributions of net capital gain from a Fund and distributions of portfolio interest income paid during taxable years of the Fund beginning before January 1, 2008. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a noncorporate foreign shareholder, a Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein.

The tax rules of other countries with respect to an investment in a Fund can differ from the rules for U.S. federal income taxation described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in a Fund.

H.      STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in a Fund can differ from the rules for U.S. federal income taxation described above. These state and local rules are not discussed herein. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules with respect to an investment in a Fund.

I.      FOREIGN TAXES

Income received by a Fund from sources within foreign countries may be subject to foreign income taxes, including withholding taxes.

7.      OTHER MATTERS

--------------------------------------------------------------------------------
A.      THE TRUST AND ITS SHAREHOLDERS

1.      GENERAL INFORMATION

Forum Funds was organized as a statutory trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:

Absolute Strategies Fund/(1)/                   Dover Responsibility Fund/(1)/
Adams Harkness Small Cap Growth Fund            Fountainhead Special Value Fund
Austin Global Equity Fund                       Jordan Opportunity Fund
Auxier Focus Fund/(2)/                          Investors Bond Fund
Brown Advisory Growth Equity Fund/(3)/          Mastrapasqua Growth Fund
Brown Advisory Intermediate Income Fund/(4)/    Merk Hard Currency Fund/(5)/
Brown Advisory International Fund /(3)/         Payson Total Return Fund
Brown Advisory Maryland Bond Fund/(3)/          Payson Value Fund
Brown Advisory Real Estate Fund/(3)/            Polaris Global Value Fund
Brown Advisory Small-Cap Growth Fund/(4)/       Shaker Fund/(6)/
Brown Advisory Small-Cap Value Fund             TaxSaver Bond Fund
Brown Advisory Value Equity Fund/(3)/           Winslow Green Growth Fund
DF Dent Premier Growth Fund

/(1)/ The Trust offers shares of beneficial interest in Institutional, A and C classes of this series. C shares of Absolute Strategies Fund and Dover Responsibility Fund are not currently available for sale.
/(2)/ The Trust offers shares of beneficial interest in Investor, A and C classes of this series.
/(3)/ The Trust offers shares of beneficial interest in an Institutional class of this series.
/(4)/ The Trust offers shares of beneficial interest in Institutional and A classes of this series.
/(5)/ The Trust offers shares of beneficial interest in Institutional and Investor classes of this series.
/(6)/ The Trust offers shares of beneficial interest in Intermediary, A, B and C classes of this series.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust, the Adviser and the principal underwriter have adopted codes of ethics under Rule 17j-1, as amended, of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

The Trust and each Fund will continue indefinitely until terminated.

2.      SERIES AND CLASSES OF THE TRUST

Each series or class of the Trust may have a different expense ratio and its expenses will affect each class' performance. For more information on any other class of shares of the Fund, investors may contact the Transfer Agent.

3.      SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each class votes separately with respect to the provisions of any Rule 12b-1 plan, which pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series and (2) the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain classes of the Trust and thus only those classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series') outstanding shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

4.      TERMINATION OR REORGANIZATION OF TRUST OR ITS SERIES

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the state of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

B.      FUND OWNERSHIP

As of June 30, 2005, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of beneficial interest of each Fund.

Also as of that date, certain shareholders of record owned 5% or more of a class of shares of a Fund. Shareholders known by a Fund to own beneficially 5% or more of a class of shares of the Fund are listed in Table 8 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of June 30, 2005 the following shareholders may be deemed to control Payson Total Return Fund. "Control" for this purpose is the ownership of 25% or more of the Fund's voting securities.

FUND                        NAME AND ADDRESS             SHARES       % OF FUND
PAYSON VALUE FUND           Payse & Co.                223,652.92        25.24%
                            C/O H M Payson & Co.
                            PO Box 31
                            Portland, ME 04112

PAYSON TOTAL RETURN         Payse & Co.                406,111.23        27.98%
FUND                        C/O H M Payson & Co.
                            PO Box 31
                            Portland, ME 04112

C.      LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. The Forum Funds' Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the portfolio is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D.      PROXY VOTING PROCEDURES

A copy of the Trust's and the Adviser's proxy voting procedures adopted on behalf of the Fund is included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve- month period ended June 30 will be available (1) without charge, upon request, by contacting the Transfer Agent at (800) 805-8258 and (2) on the SEC's web site at www.sec.gov.

E.      REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

F.      FINANCIAL STATEMENTS

The financial statements of Payson Value Fund and of Payson Total Return Fund for the year ended March 31, 2005, which are included in the Annual Report to Shareholders of each Fund, are incorporated herein by reference. These financial statements only include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes and report of independent registered public accounting firm.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

A.      CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

1.      MOODY'S INVESTORS SERVICE

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE

        Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.      STANDARD AND POOR'S CORPORATION

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC      An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTE Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

3.      FITCH

        INVESTMENT GRADE

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

        SPECULATIVE GRADE

BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC
CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD
DD, D Default. Securities are not meeting current obligations and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD' indicates expected recovery of 50% - 90% of such outstandings, and 'D' the lowest recovery potential, i.e. below 50%.

B.      PREFERRED STOCK

1.      MOODY'S INVESTORS SERVICE

Aaa An issue that is rated "Aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa An issue that is rated "Aa" is considered a high- grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue that is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "Aaa" and "Aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa An issue that is rated "Baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba An issue that is rated "Ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue that is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa An issue that is rated "Caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Ca An issue that is rated "Ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

2.      STANDARD & POOR'S

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB,
B, CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C       A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C.      SHORT TERM RATINGS

1.      MOODY'S INVESTORS SERVICE

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
        .       Leading market positions in well-established industries.
        .       High rates of return on funds employed.
        .       Conservative capitalization structure with moderate reliance on debt and ample asset protection.
        .       Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
        .       Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT
PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

2.      STANDARD AND POOR'S

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

3.      FITCH

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as 'A1' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

APPENDIX B - MISCELLANEOUS TABLES
--------------------------------------------------------------------------------

TABLE 1 - INVESTMENT ADVISORY FEES

The following table shows the dollar amount of advisory fees accrued by each Fund, the amount of fee that was waived by the Adviser, if any, and the actual fee received by the Adviser.

                                  ADVISORY FEES   ADVISORY FEES  ADVISORY FEES
PAYSON VALUE FUND                    ACCRUED          WAIVED        RETAINED
   Year Ended March 31, 2005      $      121,775  $      38,055  $      83,720
   Year Ended March 31, 2004      $      114,988  $      35,934  $      79,054
   Year Ended March 31, 2003      $      108,079  $           0  $     108,079

                                  ADVISORY FEES   ADVISORY FEES  ADVISORY FEES
PAYSON TOTAL RETURN FUND             ACCRUED          WAIVED        RETAINED
   Year Ended March 31, 2005      $      107,873  $      44,947  $      62,926
   Year Ended March 31, 2004      $      100,035  $      41,681  $      58,354
   Year Ended March 31, 2003      $       92,912  $           0  $      92,912

TABLE 2 - SALES CHARGES

                                  AGGREGATE SALES   SALES CHARGE   SALES CHARGE
PAYSON VALUE FUND                     CHARGE          RETAINED      REALLOWED
   Year Ended March 31, 2005      $            0  $           0  $           0
   Year Ended March 31, 2004      $            0  $           0  $           0
   Year Ended March 31, 2003      $            0  $           0  $           0

                                  AGGREGATE SALES   SALES CHARGE   SALES CHARGE
PAYSON TOTAL RETURN FUND              CHARGE          RETAINED      REALLOWED
   Year Ended March 31, 2005      $            0  $           0  $           0
   Year Ended March 31, 2004      $            0  $           0  $           0
   Year Ended March 31, 2003      $            0  $           0  $           0

TABLE 3 - COMPLIANCE FEES

The following table shows the dollar amount of fees accrued by the Fund, the amount of the fee that was waived by the Distributor, if any, and the actual fee received by the Distributor.

                                    COMPLIANCE      COMPLIANCE     COMPLIANCE
PAYSON VALUE FUND                   FEE PAYABLE     FEE WAIVED    FEE RETAINED
Year Ended March 31, 2005         $        4,196  $           0  $       4,196

                                    COMPLIANCE      COMPLIANCE      COMPLIANCE
PAYSON TOTAL RETURN FUND            FEE PAYABLE     FEE WAIVED    FEE RETAINED
Year Ended March 31, 2005         $        4,515  $           0  $       4,515

TABLE 4 - ADMINISTRATION FEES

The following table shows the dollar amount of administration fees accrued by each Fund, the amount of fee that was waived by the Administrator, if any, and the actual fee received by the Administrator.

                                 ADMINISTRATION  ADMINISTRATION  ADMINISTRATION
PAYSON VALUE FUND                 FEES ACCRUED    FEES WAIVED    FEES RETAINED
   Year Ended March 31, 2005     $       31,944  $           0  $       31,944
   Year Ended March 31, 2004     $       28,747  $           0  $       28,747
   Year Ended March 31, 2003     $       27,020  $      12,585  $       14,435

                                 ADMINISTRATION  ADMINISTRATION  ADMINISTRATION
PAYSON TOTAL RETURN FUND          FEES ACCRUED    FEES WAIVED    FEES RETAINED
   Year Ended March 31, 2005     $       37,458  $           0  $       37,458
   Year Ended March 31, 2004     $       33,345  $           0  $       33,345
   Year Ended March 31, 2003     $       30,971  $      14,376  $       16,595

TABLE 5 - ACCOUNTING FEES

The following table shows the dollar amount of accounting fees accrued by each Fund, the amount of fee that was waived by the Accountant, if any, and the actual fee received by the Accountant.

                                 ACCOUNTING FEES ACCOUNTING FEES ACCOUNTING FEES
PAYSON VALUE FUND                    ACCRUED         WAIVED         RETAINED
   Year Ended March 31, 2005     $       39,235  $         101  $       39,134
   Year Ended March 31, 2004     $       39,241  $          32  $       39,209
   Year Ended March 31, 2003     $       38,345  $           0  $       38,345

                                 ACCOUNTING FEES ACCOUNTING FEES ACCOUNTING FEES
PAYSON TOTAL RETURN FUND             ACCRUED         WAIVED         RETAINED
   Year Ended March 31, 2005     $       40,216  $         100  $       40,116
   Year Ended March 31, 2004     $       38,970  $          33  $       38,937
   Year Ended March 31, 2003     $       38,643  $           0  $       38,643

TABLE 6 - COMMISSIONS

The following table shows the aggregate brokerage commissions paid by each Fund.

                                                TOTAL             % OF
                                              BROKERAGE         BROKERAGE             % OF
                                             COMMISSIONS       COMMISSIONS        TRANSACTIONS
                               TOTAL       ($) PAID TO AN       PAID TO AN       EXECUTED BY AN
                             BROKERAGE    AFFILIATE OF THE   AFFILIATE OF THE   AFFILIATE OF THE
                            COMMISSIONS        FUND OR           FUND OR             FUND OR
PAYSON VALUE FUND               ($)            ADVISER           ADVISER             ADVISER
Year Ended March 31, 2005   $     3,800   $          3,800         100%               100%
Year Ended March 31, 2004   $    19,295   $            200        1.04%               3.8%
Year Ended March 31, 2003   $    17,578   $              0           0%                 0%

                                                TOTAL               % OF
                                              BROKERAGE          BROKERAGE             % OF
                                             COMMISSIONS        COMMISSIONS        TRANSACTIONS
                               TOTAL        ($) PAID TO AN       PAID TO AN       EXECUTED BY AN
                             BROKERAGE     AFFILIATE OF THE   AFFILIATE OF THE   AFFILIATE OF THE
                            COMMISSIONS        FUND OR            FUND OR             FUND OR
PAYSON TOTAL RETURN FUND        ($)            ADVISER            ADVISER             ADVISER
Year Ended March 31, 2005   $     3,335   $          3,335         100%               100%
Year Ended March 31, 2004   $    22,715   $              0           0%                 0%
Year Ended March 31, 2003   $    25,377   $              0           0%                 0%

TABLE 7 - SECURITIES OF REGULAR BROKERS OR DEALERS

The following table lists the regular brokers and dealers of each fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the relevant Fund's holdings of those securities as of that Fund's most recent fiscal year.

                                  VALUE HELD BY         VALUE HELD BY PAYSON
REGULAR BROKER OR DEALER        PAYSON VALUE FUND        TOTAL RETURN FUND
None                                   N/A                      N/A

TABLE 8 - 5% SHAREHOLDERS

The following table lists (1) the persons who owned of record 5% or more of the outstanding Fund shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund shares, as of June 30, 2005:

FUND                       NAME AND ADDRESS            SHARES         % OF FUND
PAYSON VALUE FUND          Payse & Co.               223,652.92         25.24
                           C/O H M Payson & Co.
                           PO Box 31
                           Portland, ME 04112

                           Ala & Co.                 116,844.50         13.19
                           CO H M Payson & Co.
                           PO Box 31
                           Portland, ME 04112

PAYSON TOTAL RETURN        Payse & Co.               406,111.23         27.98
FUND                       C/O H M Payson & Co.
                           PO Box 31
                           Portland, ME 04112

                           Ala & Co.                 287,891.94         19.84
                           C/O H M Payson & Co.
                           PO Box 31
                           Portland, ME 04112

APPENDIX C - PROXY VOTING PROCEDURES
--------------------------------------------------------------------------------

                                   FORUM FUNDS
                                  MONARCH FUNDS

                 POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

                                  JULY 31, 2003
                          AS AMENDED SEPTEMBER 14, 2004

        SECTION 1. PURPOSE

        Shareholders of the various series of Forum Funds and Monarch Funds (collectively, the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

        This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

        SECTION 2. RESPONSIBILITIES

        (A) ADVISER. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

        The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and
(ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

        The Adviser shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service").

        (B) PROXY MANAGER. The Trust will appoint a proxy manager (the "Proxy Manager"), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust's other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

        SECTION 3. SCOPE

        These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

        SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

        (A)     GENERAL

                (1) USE OF ADVISER PROXY VOTING GUIDELINES OR PROXY VOTING SERVICE. If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust's Board of Trustees (the "Board") has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund's proxies and has approved such guidelines; and (C) the Adviser's or Proxy Voting Service's Guidelines are filed as an exhibit to the applicable Fund's Registration Statement (each considered "Adviser Guidelines"), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Adviser Guidelines.

                (2) INDEPENDENCE. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

                (3) ABSENCE OF PROXY VOTING SERVICE GUIDELINES. In the absence of Adviser Guidelines, the Adviser shall vote the Fund's proxies consistent with Sections B and C below.

        (B)     ROUTINE MATTERS

        As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

                (1) ELECTION OF DIRECTORS. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

                (2) APPOINTMENT OF AUDITORS. Management recommendations will generally be supported.

                (3) CHANGES IN STATE OF INCORPORATION OR CAPITAL STRUCTURE. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

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        (C)     NON-ROUTINE MATTERS

                (1) CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS. These proposals should be examined on a case-by-case basis.

                (2) PROPOSALS AFFECTING SHAREHOLDER RIGHTS. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

                (3) ANTI-TAKEOVER ISSUES. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

                (4) EXECUTIVE COMPENSATION. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

                (5) SOCIAL AND POLITICAL ISSUES. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

        (D)     CONFLICTS OF INTEREST

        Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

        If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

        (E)     ABSTENTION

                The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

                                      C-3
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                                H.M. PAYSON & CO.
                      PROXY VOTING PROCEDURES AND POLICIES
                           REGARDING PAYSON VALUE FUND
                            AND PAYSON BALANCED FUND

                               AS OF JULY 31, 2003

I.      GENERAL STATEMENT

H.M. Payson & Co. (the "Adviser") has discretion to vote the proxies received by Payson Value Fund and Payson Balanced Fund (the "Funds"), each a series of Forum Funds (the "Trust"), a registered investment company. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Adviser will vote those proxies in the best interest of the Funds' shareholders and in accordance with these procedures and policies.

II.     POLICIES AND PROCEDURES FOR VOTING PROXIES

        In its role as investment adviser to the Funds, Adviser has adopted those proxy voting policies adopted by the Trust, which are attached hereto. To the extent that the Trust's policies do not cover potential voting issues with respect to proxies received by the Funds, each Fund has delegated to the Adviser the authority to act on its behalf to promote the Fund's investment objectives, subject to the provisions of the Trust's policies regarding resolution of a conflict of interest with respect to the Adviser.

        The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of the Fund. A "conflict of interest," means any circumstance when the Adviser (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted. The Adviser has adopted the Trust's procedures as they relate to the resolution of conflicts of interest with respect to voting Fund shares.

III.    RECORDKEEPING

        The Portfolio Manager or their staff will maintain files relating to the Adviser's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

        A. Copies of the proxy voting procedures and policies, and any amendments thereto.

        B. A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

        C.      A record of each vote that the Adviser casts.

        D. A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

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

        E. A copy of each written client request for information on how the Adviser voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

IV.     DISCLOSURE

        A. The Adviser will disclose in its Form ADV Part II that its clients may contact the Adviser, by toll-free telephone number in order to obtain information on how the Adviser voted such client's proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the Adviser voted the client's proxy.

        B. A concise summary of these Proxy Voting Procedures and Policies will be included in the Adviser's Form ADV Part II, and will be updated whenever these procedures and policies are amended. The Adviser will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.

                                      C-5